Exhibit 10-90

SunTrust Bank NONSTANDARDIZED 401(K) PLAN

By executing this 401(k) plan Adoption Agreement (the “Agreement”) under the SunTrust Bank Prototype Plan, the Employer agrees to establish or continue a 401(k) plan for its Employees. The 401(k) plan adopted by the Employer consists of the Basic Plan Document #02 (the “BPD”) and the elections made under this Agreement (collectively referred to as the “Plan”). A Related Employer may jointly co-sponsor the Plan by signing a Co-Sponsor Adoption Page, which is attached to this Agreement. (See Section 22.164 of the BPD for the definition of a Related Employer.) This Plan is effective as of the Effective Date identified on the Signature Page of this Agreement.

1.		Employer Information

	a.	Name and address of Employer executing the Signature Page of this Agreement: Bluegreen Corporation 4960 Conference Way North, Suite 100 Boca Raton, Florida 33431

	b.	Employer Identification Number (EIN) for the Employer: 03-0300793

	c.	Business entity of Employer (optional):

		☒	(1)	C-Corporation	☐	(2)	S-Corporation
		☐	(3)	Limited Liability Corporation	☐	(4)	Sole Proprietorship
		☐	(5)	Partnership	☐	(6)	Limited Liability Partnership
		☐	(7)	Government	☐	(8)	Other ____________

	d.	Last day of Employer’s taxable year (optional): December 31

	e.	Does the Employer have any Related Employers (as defined in Section 22.164 of the BPD)?

		☒	(1)	Yes	☐	(2)	No

	f.	If e. is yes, list the Related Employers (optional):

		Bluegreen Southwest One, L.P.; BXG Realty Tenn., Inc.; Resort Title Agency, Inc.

		Bluegreen Carolina Lands, LLC; Jordan Lake Preserve Corp.; Bluegreen Southwest Land, Inc.; Catawba Falls, LLC., Bluegreen Vacations Unlimited, Ltd., Bluegreen Communities of Texas, L.P.

[Note: This Plan will cover Employees of a Related Employer only if such Related Employer executes a Co-Sponsor Adoption Page. Failure to cover the Employees of a Related Employer may result in a violation of the minimum coverage rules under Code §410(b). See Section 1.3 of the BPD.]

2.		Plan Information

	a.	Name of Plan: Bluegreen Corporation Retirement Savings Plan

	b.	Plan number (as identified on the Form 5500 series filing for the Plan): 001

	c.	Trust identification number (optional): ___________________________________________

	d.	Plan Year: [Check (1) or (2). Selection (3) may be selected in addition to (1) or (2) to identify a Short Plan Year.]

		☒	(1)	The calendar year.
		☐	(2)	The 12-consecutive month period ending _______.
		☐	(3)	The Plan has a Short Plan Year beginning _____ and ending _______.

3.		Types of Contributions

		The following types of contributions are authorized under this Plan. The selections made below should correspond with the selections made under Parts 4A, 4B, 4C, 4D and 4E of this Agreement.

		☒	a.	Section 401(k) Deferrals (see Part 4A).

		☒	b.	Employer Matching Contributions (see Part 4B).

		☒	c.	Employer Nonelective Contributions (see Part 4C).

		☐	d.	Employee After-Tax Contributions (see Part 4D).

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☐	e.	Safe Harbor Matching Contributions (see Part 4E, #27).

☐	f.	Safe Harbor Nonelective Contributions (see Part 4E, #28).

☐	g.	None. This Plan is a frozen Plan effective ___ (see Section 2.1(d) of the BPD).

Part 1 - Eligibility Conditions

(See Article 1 of the BPD)

4.

Excluded Employees. [Check a. or any combination of b. - f.  for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.2 of the BPD for rules regarding the determination of Excluded Employees for Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

		(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective

	a.	☐	☐	☐	No excluded categories of Employees.

	b.	☒	☒	☒	Union Employees (see Section 22.202 of the BPD).

	c.	☐	☐	☐	Nonresident Alien Employees (see Section 22.124 of the BPD).

	d.	☒	☒	☒	Leased Employees (see Section 1.2(b) of the BPD).

	e.	☐	☐	☐	Highly Compensated Employees (see Section 22.99 of the BPD).

	f.	☐	☐	☐	(Describe Excluded Employees): ____________________

5.

Minimum age and service conditions for becoming an Eligible Participant. [Check a. or check b. and/or any one of c. - e.  for those contributions the Employer elects to make under Part 4 of this Agreement. Selection f. may be checked instead of or in addition to any selections under b. - e. See Section 1.4 of the BPD for the application of the minimum age and service conditions for purposes of Employee After - Tax Contributions, QNECs, QMACs and Safe Harbor Contributions. See Part 7 of this Agreement for special service crediting rules.]

		(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective

	a.	☐	☐	☐	None (conditions are met on Employment Commencement Date).

	b.	☒	☒	☒	Age 21 (cannot exceed age 21).

	c.	☒	☒	☒	One Year of Service.

	d.	☐	☐	☐

___ consecutive months (not more than 12) during which the Employee completes at least ___ Hours of Service (cannot exceed 1,000). If an Employee does not satisfy this requirement in the first designated period of months following his/her Employment Commencement Date, such Employee will be deemed to satisfy this condition upon completing a Year of Service (as defined in Section 1.4(b) of the BPD).

	e.	N/A	☐	☐	Two Years of Service. [Full and immediate vesting must be selected under Part 6 of this Agreement.]

	f.	☐	☐	☐	(Describe eligibility conditions): ____________________

[Note: Any conditions provided under f. must be described in a manner that precludes Employer discretion and must satisfy the nondiscrimination requirements of §1.401(a)(4) of the regulations, and may not cause the Plan to violate the provisions of Code §410(a).]

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☐ 6.

Dual eligibility. Any Employee (other than an Excluded Employee) who is employed on the date designated under a. or b. below, as applicable, is deemed to be an Eligible Participant as of the later of the date identified under this #6 or the Effective Date of this Plan, without regard to any Entry Date selected under Part 2. See Section 1.4(d)(2) of the BPD. [Note: If this #6 is checked, also check a. or b. If this #6 is not checked, the provisions of Section 1.4(d)(1) of the BPD apply.]

	☐	a.	The Effective Date of this Plan.

	☐	b.	(Identify date) ___________________________________________________________

[Note: Any date specified under b. may not cause the Plan to violate the provisions of Code §410(a). See Section 1.4 of the BPD.]

Part 2 - Commencement of Participation

(See Section 1.5 of the BPD)

7.

Entry Date upon which participation begins after completing minimum age and service conditions under Part 1, #5 above. [ Check one of a. - e. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.5 of the BPD for determining the Entry Date applicable to Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

		(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective

	a.	☐	☐	☐	The next following Entry Date (as defined in #8 below).

	b.	☒	☒	☒	The Entry Date (as defined in #8 below) coinciding with or next following the completion of the age and service conditions.

	c.	N/A	☐	☐	The nearest Entry Date (as defined in #8 below).

	d.	N/A	☐	☐	The preceding Entry Date (as defined in #8 below).

	e.	☐	☐	☐	The date the age and service conditions are satisfied. [Also check #8.e. below for the same type of contribution(s) checked here.]

8.

Definition of Entry Date. [Check one of a. - e. for those contributions the Employer elects to make under Part 4 of this Agreement. Selection f. may be checked instead of or in addition to a. - e. See Section 1.5 of the BPD for determining the Entry Date applicable to Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

		(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective

	a.	☐	☐	☐	The first day of the Plan Year and the first day of 7th month of the Plan Year.

	b.	☒	☒	☒	The first day of each quarter of the Plan Year.

	c.	☐	☐	☐	The first day of each month of the Plan Year.

	d.	☐	☐	☐	The first day of the Plan Year. [If #7.a. or #7.b. above is checked for the same type of contribution as checked here, see the restrictions in Section 1.5(b) of the BPD.]

	e.	☐	☐	☐	The date the conditions in Part 1, #5. above are satisfied. [This e. should be checked for a particular type of contribution only if #7.e. above is also checked for that type of contribution.]

	f.	☐	☐	☐	(Describe Entry Date) ___________________________

[Note: Any Entry Date designated in f. must comply with the requirements of Code §410(a)(4) and must satisfy the nondiscrimination requirements under §1.401(a)(4) of the regulations. See Section 1.5(a) of the BPD.]

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Part 3 - Compensation Definitions

(See Sections 22.102 and 22.197 of the BPD)

9.	Definition of Total Compensation:

	☐	a.	W-2 Wages.

	☐	b.	Withholding Wages.

	☒	c.	Code §415 Safe Harbor Compensation.

[Note: Each of the above definitions is increased for Elective Deferrals (as defined in Section 22.61 of the BPD), for pre-tax contributions to a cafeteria plan or a Code §457 plan, and for qualified transportation fringes under Code §132(f)(4). See Section 22.197 of the BPD.]

10.

Definition of Included Compensation for allocation of contributions or forfeitures: [Check a. or b. for those contributions the Employer elects under Part 4 of this Agreement. If b. is selected for a particular contribution, also check any combination of c. through j. for that type of contribution. See Section 22.102 of the BPD for determining Included Compensation for Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

	(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective

a.	☒	☒	☒	Total Compensation, as defined in #9 above.

b.	☐	☐	☐	Total Compensation, as defined in #9 above, with the following exclusions:

c.	N/A	☐	☐	Elective Deferrals, pre-tax contributions to a cafeteria plan or a Code §457 plan, and qualified transportation fringes under Code §132(f)(4) are excluded. See Section 22.102 of the BPD.

d.	☐	☐	☐	Fringe benefits, expense reimbursements, deferred compensation, and welfare benefits are excluded.

e.	☐	☐	☐	Compensation above $______ is excluded.

f.	☐	☐	☐	Bonuses are excluded.

g.	☐	☐	☐	Commissions are excluded.

h.	☐	☐	☐	Overtime is excluded.

i.	☐	☐	☐	Amounts paid for services performed for a Related Employer that does not execute the Co-Sponsor Adoption Page under this Agreement are excluded.

j.	☐	☐	☐	(Describe modifications to Included Compensation):

[Note: Unless otherwise provided under j., any exclusions selected under f. through j. above do not apply to Nonhighly Compensated Employees in determining allocations under the Permitted Disparity Method under Part 4C, #21.b. of this Agreement or for purposes of applying the Safe Harbor 401(k) Plan provisions under Part 4E of this Agreement.]

☐ 11.	Special rules.

	☐	a.	Highly Compensated Employees only. For all purposes under the Plan, the modifications to Included Compensation elected in #10.f. through #10.j. above will apply only to Highly Compensated Employees.

	☐	b.

Measurement period (see the operating rules under Section 2.2(c)(3) of the BPD). Instead of the Plan Year, Included Compensation is determined on the basis of the period elected under (1) or (2) below.

☐	(1)	The calendar year ending in the Plan Year.

☐	(2)	The 12-month period ending on ______ which ends during the Plan Year.

[Note: If this selection b. is checked, Included Compensation will be determined on the basis of the period designated in (1) or (2) for all contribution types. If this selection b. is not checked, Included Compensation is based on the Plan Year. See Part 4 for the ability to use partial year Included Compensation.]

[Practitioner Tip: If #11.b is checked, it is recommended that the Limitation Year for purposes of applying the Annual Additions Limitation under Code §415 correspond to the period used to determine Included Compensation. This modification to the Limitation Year may be made in Part 13, #69.a. of this Agreement.]

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Part 4A - Section 401(k) Deferrals

(See Section 2.3(a) of the BPD)

☒	Check this selection and complete the applicable sections of this Part 4A to allow for Section 401(k) Deferrals under the Plan.

☒ 12.

Section 401(k) Deferral limit. 18% of Included Compensation.[If this #12 is not checked, the Code §402(g) deferral limit described in Section 17.1 of the BPD and the Annual Additions Limitation under Article 7 of the BPD still apply.]

	☒	a.	Applicable period. The limitation selected under #12 applies with respect to Included Compensation earned during:

			☒ (1) the Plan Year.

			☐ (2) the portion of the Plan Year in which the Employee is an Eligible Participant.

			☐ (3) each separate payroll period during which the Employee is an Eligible Participant.

			[Note: If Part 3, #11.b. is checked, any period selected under this a. will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

	☐	b.	Limit applicable only to Highly Compensated Employees. [If this b. is not checked, any limitation selected under #12 applies to all Eligible Participants.]

			☐ (1) The limitation selected under #12 applies only to Highly Compensated Employees.

			☐ (2)

The limitation selected under #12 applies only to Nonhighly Compensated Employees. Highly Compensated Employees may defer up to ___% of Included Compensation (as determined under a. above). [The percentage inserted in this (2) for Highly Compensated Employees must be lower than the percentage inserted in #12 for Nonhighly Compensated Employees.]

☒ 13.	Minimum deferral rate: [If this #13 is not checked, no minimum deferral rate applies to Section 401(k) Deferrals under the Plan.]

	☒	a.	1 % of Included Compensation for a payroll period.

	☐	b.	$___ for a payroll period.

☐ 14.

Automatic deferral election. (See Section 2.3(a)(2) of the BPD.) An Eligible Participant will automatically defer ___% of Included Compensation for each payroll period, unless the Eligible Participant makes a contrary Salary Reduction Agreement election on or after ___. This automatic deferral election will apply to:

	☐	a.	all Eligible Participants.

	☐	b.	only those Employees who become Eligible Participants on or after the following date:

☐ 15.	Effective Date. If this Plan is being adopted as a new 401(k) plan or to add a 401(k) feature to an existing plan, Eligible Participants may begin making Section 401(k) Deferrals as of:___

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Part 4B - Employer Matching Contributions

(See Sections 2.3(b) and (c) of the BPD)

☒

Check this selection and complete this Part 4B to allow for Employer Matching Contributions. Each formula allows for Employer Matching Contributions to be allocated to Section 401(k) Deferrals and/or Employee After-Tax Contributions (referred to as “applicable contributions”). If a matching formula applies to both types of contributions, such contributions are aggregated to determine the Employer Matching Contribution allocated under the formula. If any formula applies to Employee After-Tax Contributions, Part 4D must be completed. [Note: Do not check this selection if the only Employer Matching Contributions authorized under the Plan are Safe Harbor Matching Contributions. Instead, complete the applicable elections under Part 4E of this Agreement. If a “regular” Employer Matching Contribution will be made in addition to a Safe Harbor Matching Contribution, complete this Part 4B for the “regular” Employer Matching Contribution and Part 4E for the Safe Harbor Matching Contribution. To avoid ACP Testing with respect to any “regular” Employer Matching Contributions, such contributions may not be based on applicable contributions in excess of 6% of Included Compensation and any discretionary “regular” Employer Matching Contributions may not exceed 4% of Included Compensation.]

16.	Employer Matching Contribution formula(s): [See the operating rules under #17 below.]

	(1) §401(k) Deferrals	(2) Employee After-Tax

a.	☒	☐	Fixed matching contribution. 100 % of each Eligible Participant’s applicable contributions. The Employer Matching Contribution does not apply to applicable contributions that exceed:

			☒	(a)	3 % of Included Compensation.

			☒	(b)	$ 1500.

[Note: If neither (a) nor (b) is checked, all applicable contributions are eligible for the Employer Matching Contribution under this formula.]

b.	☐	☐	Discretionary matching contribution. A uniform percentage, as determined by the Employer, of each Eligible Participant’s applicable contributions.

			☐	(a)	The Employer Matching Contribution allocated to any Eligible Participant may not exceed ___% of Included Compensation.

			☐	(b)	The Employer Matching Contribution will apply only to a Participant’s applicable contributions that do not exceed:

☐	1.	___% of Included Compensation.

☐	2.	$___.

☐	3.	a dollar amount or percentage of Included Compensation that is uniformly determined by the Employer for all Eligible Participants.

[Note: If none of the selections 1. - 3. is checked, all applicable contributions are eligible for the Employer Matching Contribution under this formula.]

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c.	☐	☐	Tiered matching contribution. A uniform percentage of each tier of each Eligible Participant’s applicable contributions, determined as follows:

			Tiers of contributions		Matching percentage

(indicate $ or %)
			(a) First ___________		(b) ___________
			(c) Next ___________		(d) ___________
			(e) Next ___________		(f) ___________
			(g) Next ___________		(h) ___________

[Note: Fill in only percentages or dollar amounts, but not both. If percentages are used, each tier represents the amount of the Participant’s applicable contributions that equals the specified percentage of the Participant’s Included Compensation.]

d.	☐	☐

Discretionary tiered matching contribution. The Employer will determine a matching percentage for each tier of each Eligible Participant’s applicable contributions. Tiers are determined in increments of:

Tiers of contributions

(indicate $ or %)
(a) First ___________
(b) Next ___________
(c) Next ___________
(d) Next ___________

[Note: Fill in only percentages or dollar amounts, but not both. If percentages are used, each tier represents the amount of the Participant’s applicable contributions that equals the specified percentage of the Participant’s Included Compensation.]

e.	☐	☐	Year of Service matching contribution. A uniform percentage of each Eligible Participant’s applicable contributions based on Years of Service with the Employer, determined as follows:

			Years of Service		Matching Percentage

			(a) ___________		(b) ___________%
			(c) ___________		(d) ___________%
			(e) ___________		(f) ___________%

			☐ 1.	In applying the Year of Service matching contribution formula, a Year of Service is: [If not checked, a Year of Service is 1,000 Hours of Service during the Plan Year.]

			☐ a.	as defined for purposes of eligibility under Part 7.

			☐ b.	as defined for purposes of vesting under Part 7.

			☐ 2.	Special limits on Employer Matching Contributions under the Year of Service formula:

			☐ a.	The Employer Matching Contribution allocated to any Eligible Participant may not exceed ___% of Included Compensation.

			☐ b.	The Employer Matching Contribution will apply only to a Participant’s applicable contributions that do not exceed:

			☐ (1)	___% of Included Compensation.

			☐ (2)	$___.

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f.	☐	☐	Net Profits. Any Employer Matching Contributions made in accordance with the elections under this #16 are limited to Net Profits. [If this f. is checked, also select (a) or (b) below.]

☐	(a)	Default definition of Net Profits. For purposes of this selection f., Net Profits is defined in accordance with Section 2.2(a)(2) of the BPD.

☐	(b)	Modified definition of Net Profits. For purposes of this selection f., Net Profits is defined as follows: _____

[Note: Any definition of Net Profits under this (b) must be described in a manner that precludes Employer discretion and must satisfy the nondiscrimination requirements of §1.401(a)(4) of the regulations and must apply uniformly to all Participants.]

17.	Operating rules for applying the matching contribution formulas:

a.

Applicable contributions taken into account: (See Section 2.3(b)(3) of the BPD.) The matching contribution formula(s) elected in #16. above (and any limitations on the amount of a Participant’s applicable contributions considered under such formula(s)) are applied separately for each:

☒	(1)	Plan Year.	☐	(2)	Plan Year quarter.

☐	(3)	calendar month.	☐	(4)	payroll period.

[Note: If Part 3, #11.b. is checked, the period selected under this a. (to the extent such period refers to the Plan Year) will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

b.	Special rule for partial period of participation. If an Employee is an Eligible Participant for only part of the period designated in a. above, Included Compensation is taken into account for:

☐	(1)	the entire period, including the portion of the period during which the Employee is not an Eligible Participant.

☒	(2)	the portion of the period in which the Employee is an Eligible Participant.

☐	(3)	the portion of the period during which the Employee’s election to make the applicable contributions is in effect.

☐ 18.

Qualified Matching Contributions (QMACs): [Note: Regardless of any elections under this #18, the Employer may make a QMAC to the Plan to correct a failed ADP or ACP Test, as authorized under Sections 17.2(d)(2) and 17.3(d)(2) of the BPD. Any QMAC allocated to correct the ADP or ACP Test which is not specifically authorized under this #18 will be allocated to all Eligible Participants who are Nonhighly Compensated Employees as a uniform percentage of Section 401(k) Deferrals made during the Plan Year. See Section 2.3(c) of the BPD.]

☐	a.	All Employer Matching Contributions are designated as QMACs.

☐	b.	Only Employer Matching Contributions described in selection(s) ___ under #16 above are designated as QMACs.

☐	c.

In addition to any Employer Matching Contribution provided under #16 above, the Employer may make a discretionary QMAC that is allocated equally as a percentage of Section 401(k) Deferrals made during the Plan Year. The Employer may allocate QMACs only on Section 401(k) Deferrals that do not exceed a specific dollar amount or a percentage of Included Compensation that is uniformly determined by the Employer. QMACs will be allocated to:

☐	(1)	Eligible Participants who are Nonhighly Compensated Employees.

☐	(2)	all Eligible Participants.

19.

Allocation conditions. An Eligible Participant must satisfy the following allocation conditions for an Employer Matching Contribution: [Check a. or b. or any combination of c. - f. Selection e. may not be checked if b. or d. is checked. Selection g. and/or h. may be checked in addition to b. - f.]

☐	a.	None.

☐	b.	Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than ___ (not more than 500) Hours of Service for the Plan Year.

☒	c.	Last day of employment condition. An Employee must be employed with the Employer on the last day of the Plan Year.

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	☐	d.	Hours of Service condition. An Employee must be credited with at least ___ Hours of Service (may not exceed 1,000) during the Plan Year.

	☐	e.	Elapsed Time Method. (See Section 2.6(d) of the BPD.)

			☐	(1)

Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than ___ (not more than 91) consecutive days of employment with the Employer during the Plan Year.

			☐	(2)	Service condition. An Employee must have more than ___ (not more than 182) consecutive days of employment with the Employer during the Plan Year.

	☐	f.

Distribution restriction. An Employee must not have taken a distribution of the applicable contributions eligible for an Employer Matching Contribution prior to the end of the period for which the Employer Matching Contribution is being made (as defined in #17.a. above). See Section 2.6(c) of the BPD.

	☐	g.

Application to a specified period. In applying the allocation condition(s) designated under b. through e. above, the allocation condition(s) will be based on the period designated under #17.a. above. In applying an Hours of Service condition under d. above, the following method will be used: [This g. should be checked only if a period other than the Plan Year is selected under #17.a. above. Selection (1) or (2) must be selected only if d. above is also checked.]

			☐	(1)	Fractional method (see Section 2.6(e)(2)(i) of the BPD).

			☐	(2)	Period-by-period method (see Section 2.6(e)(2)(ii) of the BPD).

[Practitioner Note: If this g. is not checked, any allocation condition(s) selected under b. through e. above will apply with respect to the Plan Year, regardless of the period selected under #17.a. above. See Section 2.6(e) of the BPD for procedural rules for applying allocation conditions for a period other than the Plan Year.]

	☐	h.	The above allocation condition(s) will not apply if:

			☐	(1)	the Participant dies during the Plan Year.

			☐	(2)	the Participant is Disabled.

			☐	(3)	the Participant, by the end of the Plan Year, has reached:

					☐ (a) Normal Retirement Age.

					☐ (b) Early Retirement Age.

Part 4C - Employer Nonelective Contributions

(See Sections 2.3(d) and (e) of the BPD)

☒

Check this selection and complete this Part 4C to allow for Employer Nonelective Contributions. [Note: Do not check this selection if the only Employer Nonelective Contributions authorized under the Plan are Safe Harbor Nonelective Contributions. Instead, complete the applicable elections under Part 4E of this Agreement.]

☒ 20.	Employer Nonelective Contribution (other than QNECs):

	☒	a.	Discretionary. Discretionary with the Employer.

	☐	b.	Fixed uniform percentage. ___% of each Eligible Participant’s Included Compensation.

	☐	c.	Uniform dollar amount.

			☐	(1)	A uniform discretionary dollar amount for each Eligible Participant.

			☐	(2)	$___ for each Eligible Participant.

	☐	d.

Davis-Bacon Contribution Formula. (See Section 2.2(a)(1) of the BPD for rules regarding the application of the Davis-Bacon Contribution Formula.) The Employer will make a contribution for each Eligible Participant’s Davis-Bacon Act Service based on the hourly contribution rate for the Participant’s employment classification, as designated under Schedule A of this Agreement. The contributions under this formula will be allocated under the Pro Rata Allocation Formula under #21.a. below, but based on the amounts designated in Schedule A as attached to this Agreement. [If this d. is selected, #21.a. below also must be selected.]

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			☐	(1)

The contributions under the Davis-Bacon Contribution Formula will offset the following contributions under the Plan: [Check (a) and/or (b). If this (1) is not checked, contributions under the Davis Bacon Contribution Formula will not offset any other Employer Contributions under the Plan.]

					☐	(a)	Employer Nonelective Contributions

					☐	(b)	Employer Matching Contributions

			☐	(2)	The default provisions under Section 2.2(a)(1) are modified as follows: ____

[Note: Any modification to the default provisions under (2) must satisfy the nondiscrimination requirements under §1.401(a)(4) of the regulations. Any modification under (2) will not allow the offset of any contributions to any other Plan.]

	☐	e.	Net Profits. Check this e. if the contribution selected above is limited to Net Profits. [If this e. is checked, also select (1) or (2) below.]

			☐	(1)	Default definition of Net Profits. For purposes of this subsection e., Net Profits is defined in accordance with Section 2.2(a)(2) of the BPD.

			☐	(2)	Modified definition of Net Profits. For purposes of this subsection e., Net Profits is defined as follows: _______________________________________

[Note: Any definition of Net Profits under this (2) must be described in a manner that precludes Employer discretion, must satisfy the nondiscrimination requirements of §1.401(a)(4) of the regulations, and must apply uniformly to all Participants.]

☒ 21.	Allocation formula for Employer Nonelective Contributions (other than QNECs): (See Section 2.3(d) of the BPD.)

	☒	a.	Pro Rata Allocation Method. The allocation for each Eligible Participant is a uniform percentage of Included Compensation (or a uniform dollar amount if #20.c. is selected above).

	☐	b.	Permitted Disparity Method. The allocation for each Eligible Participant is determined under the following formula: [Selection #20.a. above must also be checked.]

			☐	(1)	Two-Step Formula.

			☐	(2)	Four-Step Formula.

	☐	c.

Uniform points allocation. The allocation for each Eligible Participant is determined based on the Eligible Participant’s points. Each Eligible Participant’s allocation shall bear the same relationship to the Employer Contribution as his/her total points bears to all points awarded. An Eligible Participant will receive: [Check (1) and/or (2). Selection (3) may be checked in addition to (1) and (2). Selection #20.a. above also must be checked.]

			☐	(1)	_____ points for each _____ year(s) of age (attained as of the end of the Plan Year).

			☐	(2)	_____ points for each _____ Year(s) of Service, determined as follows: [Check (a) or (b). Selection (c) may be checked in addition to (a) or (b).]

					☐	(a)	In the same manner as determined for eligibility.

					☐	(b)	In the same manner as determined for vesting.

					☐	(c)	Points will not be provided with respect to Years of Service in excess of ________.

			☐	(3)	_____ points for each $___ (not to exceed $200) of Included Compensation.

	☐	d.

Allocation based on service. The Employer Nonelective Contribution will be allocated to each Eligible Participant as: [Check (1) or (2). Also check (a), (b), and/or (c). Selection (3) may be checked in addition to (1) or (2).]

		☐	(1)	a uniform dollar amount ☐ (2) a uniform percentage of Included Compensation for the following periods of service:

					☐	(a)	Each Hour of Service.

					☐	(b)	Each week of employment.

					☐	(c)	(Describe period) ________________________

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			☐	(3)	The contribution is subject to the following minimum and/or maximum benefit limitations:___________

[Practitioner Note: If #20.b. or #20.c. is checked, the selection in (1) or (2) must conform to the selection made in #20.b. or #20.c. Thus, if #20.b. is checked along with this subsection d., the allocation must be a uniform percentage of Included Compensation under (2). If #20.c. is checked along with this subsection d. the allocation must be a uniform dollar amount under (1).]

	☐	e.

Top-heavy minimum contribution. In applying the Top-Heavy Plan requirements under Article 16 of the BPD, the top-heavy minimum contribution will be allocated to all Eligible Participants, in accordance with Section 16.2(a) of the BPD. [Note: If this e. is not checked, any top-heavy minimum contribution will be allocated only to Non-Key Employees, in accordance with Section 16.2(a) of the BPD.]

☒ 22.

Qualified Nonelective Contribution (QNEC). The Employer may make a discretionary QNEC that is allocated under the following method. [Note: Regardless of any elections under this #22, the Employer may make a QNEC to the Plan to correct a failed ADP or ACP Test, as authorized under Sections 17.2(d)(2) and 17.3(d)(2) of the BPD. Any QNEC allocated to correct the ADP or ACP Test which is not specifically authorized under this #22 will be allocated as a uniform percentage of Included Compensation to all Eligible Participants who are Nonhighly Compensated Employees. See Section 2.3(e) of the BPD.]

	☒	a.	Pro Rata Allocation Method. (See Section 2.3(e)(1) of the BPD.) The QNEC will be allocated as a uniform percentage of Included Compensation to:

			☒	(1)	all Eligible Participants who are Nonhighly Compensated Employees.

			☐	(2)	all Eligible Participants.

	☐	b.	Bottom-up QNEC method. The QNEC will be allocated to Eligible Participants who are Nonhighly Compensated Employees in reverse order of Included Compensation. (See Section 2.3(e)(2) of the BPD.)

	☐	c.

Application of allocation conditions. If this c. is checked, QNECs will be allocated only to Eligible Participants who have satisfied the allocation conditions under #24 below. [If this c. is not checked, QNECs will be allocated without regard to the allocation conditions under #24 below.]

23.	Operating rules for determining amount of Employer Nonelective Contributions.

	a.		Special rules regarding Included Compensation.

			(1)

Applicable period for determining Included Compensation. In determining the amount of Employer Nonelective Contributions to be allocated to an Eligible Participant under this Part 4C, Included Compensation is determined separately for each: [If #21.b. above is checked, the Plan Year must be selected under (a) below.]

				☒	(a)	Plan Year.	☐	(b)	Plan Year quarter.

				☐	(c)	calendar month.	☐	(d)	payroll period.

[Note: If Part 3, #11.b. is checked, the period selected under this (1) (to the extent such period refers to the Plan Year) will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

	☒		(2)

Special rule for partial period of participation. If an Employee is an Eligible Participant for only part of the period designated under (1) above, Included Compensation is taken into account for the entire period, including the portion of the period during which the Employee is not an Eligible Participant. [If this selection (2) is not checked, Included Compensation is taken into account only for the portion of the period during which the Employee is an Eligible Participant.]

	☐	b.	Special rules for applying the Permitted Disparity Method. [Complete this b. only if #21.b. above is also checked.]

			☐	(1)

Application of Four-Step Formula for Top-Heavy Plans. If this (1) is checked, the Four-Step Formula applies instead of the Two-Step Formula for any Plan Year in which the Plan is a Top Heavy Plan. [This (1) may only be checked if #21.b.(1) above is also checked.]

			☐	(2)

Excess Compensation under the Permitted Disparity Method is the amount of Included Compensation that exceeds: [If this selection (2) is not checked, Excess Compensation under the Permitted Disparity Method is the amount of Included Compensation that exceeds the Taxable Wage Base.]

					☐	(a)	____ % (may not exceed 100%) of the Taxable Wage Base.

						☐ 1.	The amount determined under (a) is not rounded.

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							☐	2.	The amount determined under (a) is rounded (but not above the Taxable Wage Base) to the next higher:

									☐	a.	$1.

									☐	b.	$100.

									☐	c.	$1,000.

					☐	(b)	______________________________ (may not exceed the Taxable Wage Base).

[Note: The maximum integration percentage of 5.7% must be reduced to (i) 5.4% if Excess Compensation is based on an amount that is greater than 80% but less than 100% of the Taxable Wage Base or (ii) 4.3% if Excess Compensation is based on an amount that is greater than 20% but less than or equal to 80% of the Taxable Wage Base. See Section 2.2(b)(2) of the BPD.]

24.

Allocation conditions. An Eligible Participant must satisfy the following allocation conditions for an Employer Nonelective Contribution: [Check a. or b. or any combination of c. - e. Selection e. may not be checked if b. or d. is checked. Selection f. and/or g. may be checked in addition to b. - e.]

	☐	a.	None.

	☐	b.	Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than _____ (not more than 500) Hours of Service for the Plan Year.

	☒	c.	Last day of employment condition. An Employee must be employed with the Employer on the last day of the Plan Year.

	☐	d.	Hours of Service condition. An Employee must be credited with at least ____ Hours of Service (may not exceed 1,000) during the Plan Year.

	☐	e.	Elapsed Time Method. (See Section 2.6(d) of the BPD.)

			☐	(1)

Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than ____ (not more than 91) consecutive days of employment with the Employer during the Plan Year.

			☐	(2)	Service condition. An Employee must have more than ____ (not more than 182) consecutive days of employment with the Employer during the Plan Year.

	☐	f.

Application to a specified period. In applying the allocation condition(s) designated under b. through e. above, the allocation condition(s) will be based on the period designated under #23.a.(1) above. In applying an Hours of Service condition under d. above, the following method will be used: [This f. should be checked only if a period other than the Plan Year is selected under #23.a.(1) above. Selection (1) or (2) must be selected only if d. above is also checked.]

			☐	(1)	Fractional method (see Section 2.6(e)(2)(i) of the BPD).

			☐	(2)	Period-by-period method (see Section 2.6(e)(2)(ii) of the BPD).

[ Practitioner Note: If this f. is not checked, any allocation condition(s) selected under b. through e. above will apply with respect to the Plan Year, regardless of the period selected under #23.a.(1) above. See Section 2.6(e) of the BPD for procedural rules for applying allocation conditions for a period other than the Plan Year.]

	☐	g.	The above allocation condition(s) will not apply if:

			☐	(1)	the Participant dies during the Plan Year.

			☐	(2)	the Participant is Disabled.

			☐	(3)	the Participant, by the end of the Plan Year, has reached:

					☐	(a)	Normal Retirement Age.

					☐	(b)	Early Retirement Age.

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Part 4D - Employee After-Tax Contributions

(See Section 3.1 of the BPD)

☐

Check this selection to allow for Employee After-Tax Contributions. If Employee After-Tax Contributions will not be permitted under the Plan, do not check this selection and skip the remainder of this Part 4D. [Note: The eligibility conditions for making Employee After-Tax Contributions are listed in Part 1 of this Agreement under “§401(k) Deferrals.”]

☐ 25.	Maximum. ___% of Included Compensation for:

	☐	a.	the entire Plan Year.

	☐	b.	the portion of the Plan Year during which the Employee is an Eligible Participant.

	☐	c.	each separate payroll period during which the Employee is an Eligible Participant.

[Note: If this #25 is not checked, the only limit on Employee After-Tax Contributions is the Annual Additions Limitation under Article 7 of the BPD. If Part 3, #11.b. is checked, any period selected under this #25 will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

☐ 26.	Minimum. For any payroll period, no less than:

	☐	a.	__ % of Included Compensation.

	☐	b.	$__.

Part 4E - Safe Harbor 401(k) Plan Election

(See Section 17.6 of the BPD)

☐	Check this selection and complete this Part 4E if the Plan is designed to be a Safe Harbor 401(k) Plan.

☐ 27.

Safe Harbor Matching Contribution: The Employer will make an Employer Matching Contribution with respect to an Eligible Participant’s Section 401(k) Deferrals and/or Employee After-Tax Contributions (“applicable contributions”) under the following formula: [Complete selection a. or b. In addition, complete selection c. Selection d. may be checked in addition to a. or b. and c.]

	☐	a.	Basic formula: 100% of applicable contributions up to the first 3% of Included Compensation, plus 50% of applicable contributions up to the next 2% of Included Compensation.

	☐	b.	Enhanced formula:

			☐	(1)	__% (not less than 100%) of applicable contributions up to __% of Included Compensation (not less than 4% and not more than 6%).

			☐	(2)	The sum of: [The contributions under this (2) must not be less than the contributions that would be calculated under a. at each level of applicable contributions.]

					☐	(a)	__% of applicable contributions up to the first (b) __% of Included Compensation, plus

					☐	(c)	__% of applicable contributions up to the next (d) __% of Included Compensation.

					[Note: The percentage in (c) may not be greater than the percentage in (a). In addition, the sum of the percentages in (b) and (d) may not exceed 6%.]

		c.

Applicable contributions taken into account: (See Section 17.6(a)(l)(i) of the BPD.) The Safe Harbor Matching Contribution formula elected in a. or b. above (and any limitations on the amount of a Participant’s applicable contributions considered under such formula(s)) are applied separately for each:

			☐	(1)	Plan Year.		☐	(2)	Plan Year quarter.

			☐	(3)	calendar month.		☐	(4)	payroll period.

			[Note: If Part 3, #11.b. is checked, any period selected under this #25 will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

	☐	d.

Definition of applicable contributions. Check this d. if the Plan permits Employee After-Tax Contributions but the Safe Harbor Matching Contribution formula selected under a. or b. above does not apply to such Employee After-Tax Contributions.

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☐ 28.	Safe Harbor Nonelective Contribution: __% (no less than 3%) of Included Compensation.

	☐	a.

Check this selection if the Employer will make this Safe Harbor Nonelective Contribution pursuant to a supplemental notice as described in Section 17.6(a)(l)(ii) of the BPD. If this a. is checked, the Safe Harbor Nonelective Contribution will be required only for a Plan Year for which the appropriate supplemental notice is provided. For any Plan Year in which the supplemental notice is not provided, the Plan is not a Safe Harbor 401(k) Plan.

	☐	b.	Check this selection to provide the Employer with the discretion to increase the above percentage to a higher percentage.

	☐	c.	Check this selection if the Safe Harbor Nonelective Contribution will be made under another plan maintained by the Employer and identify the plan:

	☐	d.

Check this d. if the Safe Harbor Nonelective Contribution offsets the allocation that would otherwise be made to the Participant under Part 4C, #21 above. If the Permitted Disparity Method is elected under Part 4C, #21.b., this offset applies only to the second step of the Two-Step Formula or the fourth step of the Four-Step Formula, as applicable.

☐ 29.

Special rule for partial period of participation. If an Employee is an Eligible Participant for only part of a Plan Year, Included Compensation is taken into account for the entire Plan Year, including the portion of the Plan Year during which the Employee is not an Eligible Participant. [If this #29 is not checked, Included Compensation is taken into account only for the portion of the Plan Year in which the Employee is an Eligible Participant.]

30.	Eligible Participant. For purposes of the Safe Harbor Contributions elected above, “Eligible Participant” means: [Check a., b. or c. Selection d. may be checked in addition to a., b. or c.]

	☐	a.	All Eligible Participants (as determined for Section 401(k) Deferrals).

	☐	b.	All Nonhighly Compensated Employees who are Eligible Participants (as determined for Section 401(k) Deferrals).

	☐	c.

All Nonhighly Compensated Employees who are Eligible Participants (as determined for Section 401(k) Deferrals) and all Highly Compensated Employees who are Eligible Participants (as determined for Section 401(k) Deferrals) but who are not Key Employees.

	☐	d.

Check this d. if the selection under a., b. or c., as applicable, applies only to Employees who would be Eligible Participants for any portion of the Plan Year if the eligibility conditions selected for Section 401(k) Deferrals in Part 1, #5 of this Agreement were one Year of Service and age 21. (See Section 17.6(a)(l) of the BPD.)

Part 4F - Special 401(k) Plan Elections

(See Article 17 of the BPD)

31.	ADP/ACP testing method. In performing the ADP and ACP tests, the Employer will use the following method: (See Sections 17.2 and 17.3 of the BPD for an explanation of the ADP/ACP testing methods.)

	☐	a.	Prior Year Testing Method.

	☒	b.	Current Year Testing Method.

[Practitioner Note: If this Plan is intended to be a Safe-Harbor 401(k) Plan under Part 4E above, the Current Year Testing Method must be elected under b. See Section 17.6 of the BPD.]

☐ 32.

First Plan Year for Section 401(k) Deferrals. (See Section 17.2(b) of the BPD.) Check this selection if this Agreement covers the first Plan Year that the Plan permits Section 401(k) Deferrals. The ADP for the Nonhighly Compensated Employee Group for such first Plan Year is determined under the following method:

	☐	a.	the Prior Year Testing Method, assuming a 3% deferral percentage for the Nonhighly Compensated Employee Group.

	☐	b.	the Current Year Testing Method using the actual deferral percentages of the Nonhighly Compensated Employee Group.

☐ 33.

First Plan Year for Employer Matching Contributions or Employee After-Tax Contributions. (See Section 17.3(b) of the BPD.) Check this selection if this Agreement covers the first Plan Year that the Plan includes either an Employer Matching Contribution formula or permits Employee After-Tax Contributions. The ACP for the Nonhighly Compensated Employee Group for such first Plan Year is determined under the following method:

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☐	a.	the Prior Year Testing Method, assuming a 3% contribution percentage for the Nonhighly Compensated Employee Group.

☐	b.	the Current Year Testing Method using the actual contribution percentages of the Nonhighly Compensated Employee Group.

Part 5 - Retirement Ages

(See Sections 22.57 and 22.126 of the BPD)

34.	Normal Retirement Age:

	☒	a.	Age 65 (not to exceed 65).

	☐	b.	The later of (1) age ___ (not to exceed 65) or (2) the ___ (not to exceed 5th) anniversary of the date the Employee commenced participation in the Plan.

	☐	c.	_______ (may not be later than the maximum age permitted under b.)

35.	Early Retirement Age: [Check a. or check b. and/or c.]

	☒	a.	Not applicable.

	☐	b.	Age ___.

	☐	c.	Completion of ___Years of Service, determined as follows:

☐ (1) Same as for eligibility.

☐ (2) Same as for vesting.

Part 6 - Vesting Rules

(See Article 4 of the BPD)

❖

Complete this Part 6 only if the Employer has elected to make Employer Matching Contributions under Part 4B or Employer Nonelective Contributions under Part 4C. Section 401(k) Deferrals, Employee After-Tax Contributions, QMACs, QNECs, Safe Harbor Contributions, and Rollover Contributions are always 100% vested. (See Section 4.2 of the BPD for the definitions of the various vesting schedules.)

36.	Normal vesting schedule: [Check one of a. -f. for those contributions the Employer elects to make under Part 4 of this Agreement.]

	(1) Employer Match	(2) Employer Nonelective

a.	☐	☐	Full and immediate vesting.

b.	☐	☐	7-year graded vesting schedule.

c.	☐	☐	6-year graded vesting schedule.

d.	☐	☐	5-year cliff vesting schedule.

e.	☐	☐	3-year cliff vesting schedule.

f.	☒	☒	Modified vesting schedule:

(1)	0 % after 1 Year of Service
(2)	25% after 2 Years of Service
(3)	50% after 3 Years of Service
(4)	75% after 4 Years of Service
(5)	100% after 5 Years of Service
(6)	___% after 6 Years of Service, and
(7)	100% after 7 Years of Service.

[Note: The percentages selected under the modified vesting schedule must not be less than the percentages that would be required under the 7-year graded vesting schedule, unless 100% vesting occurs after no more than 5 Years of Service.]

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37.	Vesting schedule when Plan is top-heavy: [Check one of a. - d. for those contributions the Employer elects to make under Part 4 of this Agreement.]

	(1) Employer Match	(2) Employer Nonelective

a.	☐	☐	Full and immediate vesting.

b.	☐	☐	6-year graded vesting schedule.

c.	☐	☐	3-year cliff vesting schedule.

d.	☒	☒	Modified vesting schedule:

			(1)	0	% after 1 Year of Service
			(2)	25	% after 2 Years of Service
			(3)	50	% after 3 Years of Service
			(4)	75	% after 4 Years of Service
			(5)	100	% after 5 Years of Service, and
			(6)	100	% after 6 Years of Service.

[Note: The percentages selected under the modified vesting schedule must not be less than the percentages that would be required under the 6-year graded vesting schedule, unless 100% vesting occurs after no more than 3 Years of Service.]

☐ 38.	Service excluded under the above vesting schedule(s):

	☐	a.	Service before the original Effective Date of this Plan. (See Section 4.5(b)(l) of the BPD for rules that require service under a Predecessor Plan to be counted.)

	☐	b.	Years of Service completed before the Employee’s ____ birthday (cannot exceed the 18th birthday).

☒ 39.	Special 100% vesting. An Employee’s vesting percentage increases to 100% if, while employed with the Employer, the Employee:

	☒	a.	dies.

	☒	b.	becomes Disabled (as defined in Section 22.53 of the BPD).

	☐	c.	reaches Early Retirement Age (as defined in Part 5, #35 above).

☐ 40.	Special vesting provisions: _____________________________________________________

[Note: Any special vesting provision designated in #40 must satisfy the requirements of Code §411 (a) and must satisfy the nondiscrimination requirements under §1.401(a)(4) of the regulations.]

Part 7 - Special Service Crediting Rules

(See Article 6 of the BPD)

If no minimum service requirement applies under Part 1, #5 of this Agreement and all contributions are 100% vested under Part 6, skip this Part 7.

❖

Year of Service - Eligibility. 1,000 Hours of Service during an Eligibility Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method. [To modify, complete #41 below.]

❖

Eligibility Computation Period. If one Year of Service is required for eligibility, the Shift-to-Plan-Year Method is used. If two Years of Service are required for eligibility, the Anniversary Year Method is used. [To modify, complete #42 below.]

❖	Year of Service - Vesting. 1,000 Hours of Service during a Vesting Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method. [To modify, complete #43 below.]

❖	Vesting Computation Period. The Plan Year. [To modify, complete #44 below.]

❖

Break in Service Rules. The Rule of Parity Break in Service rule applies for both eligibility and vesting but the one-year holdout Break in Service rule is NOT used for eligibility or vesting. [To modify, complete #45 below.]

☐ 41.	Alternative definition of Year of Service for eligibility.

	☐	a.	A Year of Service is __ Hours of Service (may not exceed 1,000) during an Eligibility Computation Period.

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	☐	b.

Use the Equivalency Method (as defined in Section 6.5(a) of the BPD) to count Hours of Service. If this b. is checked, each Employee will be credited with 190 Hours of Service for each calendar month for which the Employee completes at least one Hour of Service, unless a different Equivalency Method is selected under #46 below. The Equivalency Method applies to:

☐ (1) All Employees.

☐ (2) Employees who are not paid on an hourly basis. For hourly Employees, the Actual Hours Method will be used.

	☐	c.	Use the Elapsed Time Method instead of counting Hours of Service. (See Section 6.5(b) of the BPD.)

☐ 42.	Alternative method for determining Eligibility Computation Periods. (See Section 1.4(c) of the BPD.)

	☐	a.	One Year of Service eligibility. Eligibility Computation Periods are determined using the Anniversary Year Method instead of the Shift-to-Plan-Year Method.

	☐	b.	Two Years of Service eligibility. Eligibility Computation Periods are determined using the Shift-to-Plan-Year Method instead of the Anniversary Year Method.

☐ 43.	Alternative definition of Year of Service for vesting.

	☐	a.	A Year of Service is ___ Hours of Service (may not exceed 1,000) during a Vesting Computation Period.

	☐	b.

Use the Equivalency Method (as defined in Section 6.5(a) of the BPD) to count Hours of Service. If this b. is checked, each Employee will be credited with 190 Hours of Service for each calendar month for which the Employee completes at least one Hour of Service, unless a different Equivalency Method is selected under #46 below. The Equivalency Method applies to:

☐ (1) All Employees.

☐ (2) Employees who are not paid on an hourly basis. For hourly Employees, the Actual Hours Method will be used.

	☐	c.	Use the Elapsed Time Method instead of counting Hours of Service. (See Section 6.5(b) of the BPD.)

☐ 44.	Alternative method for determining Vesting Computation Periods. Instead of Plan Years, use:

	☐	a.	Anniversary Years. (See Section 4.4 of the BPD.)

	☐	b.	(Describe Vesting Computation Period): ____________________________________

[Practitioner Note: Any Vesting Computation Period described in b. must be a 12-consecutive month period and must apply uniformly to all Participants.]

☐ 45.	Break in Service rules.

	☐	a.

The Rule of Parity Break in Service rule does not apply for purposes of determining eligibility or vesting under the Plan. [If this selection a. is not checked, the Rule of Parity Break in Service Rule applies for purposes of eligibility and vesting. (See Sections 1.6 and 4.6 of the BPD.)]

	☐	b.	One-year holdout Break in Service rule.

			☐	(1)	Applies to determine eligibility for: [Check one or both.]

				☐	(a) Employer Contributions (other than Section 401(k) Deferrals).

				☐	(b) Section 401(k) Deferrals. (See Section 1.6(c) of the BPD.)

			☐	(2)	Applies to determine vesting. (See Section 4.6(a) of the BPD.)

☐ 46.	Special rules for applying Equivalency Method. [This #46 may only be checked if #41.b. and/or #43.b. is checked above.]

	☐	a.	Alternative method. Instead of applying the Equivalency Method on the basis of months worked, the following method will apply. (See Section 6.5(a) of the BPD.)

			☐	(1)	Daily method. Each Employee will be credited with 10 Hours of Service for each day worked.

			☐	(2)	Weekly method. Each Employee will be credited with 45 Hours of Service for each week worked.

			☐	(3)	Semi-monthly method. Each Employee will be credited with 95 Hours of Service for each semi-monthly payroll period worked.

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☐	b.	Application of special rules. The alternative method elected in a. applies for purposes of: [Check (1) and/or (2).]

		☐	(1)	Eligibility. [Check this (I) only if #4l.b. is checked above.]

		☐	(2)	Vesting. [Check this (2) only if #43.b. is checked above.]

Part 8 - Allocation of Forfeitures

(See Article 5 of the BPD)

☐

Check this selection if ALL contributions under the Plan are 100% vested and skip this Part 8. (See Section 5.5 of the BPD for the default forfeiture rules if no forfeiture allocation method is selected under this Part 8.)

47.	Timing of forfeiture allocations:

		(1) Employer Match	(2) Employer Nonelective

	a.	☒	☒	In the same Plan Year in which the forfeitures occur.

	b.	☐	☐	In the Plan Year following the Plan Year in which the forfeitures occur.

48.	Method of allocating forfeitures: (See the operating rules in Section 5.5 of the BPD.)

		(1) Employer Match	(2) Employer Nonelective

	a.	☐	☒

Reallocate as additional Employer Nonelective Contributions using the allocation method specified in Part 4C, #21 of this Agreement. If no allocation method is specified, use the Pro Rata Allocation Method under Part 4C, #21.a, of this Agreement.

	b.	☒	☐	Reallocate as additional Employer Matching Contributions using the discretionary allocation method in Part 4B, #16.b. of this Agreement.

	c.	☐	☐	Reduce the: [Check one or both.]

☐ (a) Employer Matching Contributions

☐ (b) Employer Nonelective Contributions

the Employer would otherwise make for the Plan Year in which the forfeitures are allocated. [Note: If both (a) and (b) are checked, the Employer may adjust its contribution deposits in any manner, provided the total Employer Matching Contributions and Employer Nonelective Contributions (as applicable) properly take into account the forfeitures used to reduce such contributions for that Plan Year.]

☐ 49.

Payment of Plan expenses. Forfeitures are first used to pay Plan expenses for the Plan Year in which the forfeitures are to be allocated. (See Section 5.5(c) of the BPD.) Any remaining forfeitures are allocated as provided in #48 above.

☒ 50.

Modification of cash-out rules. The Cash-Out Distribution rules are modified in accordance with Sections 5.3(a)(l)(i)(C) and 5.3(a)(l)(ii)(C) of the BPD to allow for an immediate forfeiture, regardless of any additional allocations during the Plan Year.

Part 9 - Distributions After Termination of Employment

(See Section 8.3 of the BPD)

•	The elections in this Part 9 are subject to the operating rules in Articles 8 and 9 of the BPD.

51.	Vested account balances in excess of $5,000. Distribution is first available as soon as administratively feasible following:

	☒	a.	the Participant’s employment termination date.

	☐	b.	the end of the Plan Year that contains the Participant’s employment termination date.

	☐	c.	the first Valuation Date following the Participant’s termination of employment.

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	☐	d.	the Participant’s Normal Retirement Age (or Early Retirement Age, if applicable) or, if later, the Participant’s employment termination date.

	☐	e.	(Describe distribution event) _____________________________________________

[Practitioner Note: Any distribution event described in e. will apply uniformly to all Participants under the Plan.]

52.	Vested account balances of $5,000 or less. Distribution will be made in a lump sum as soon as administratively feasible following:

	☒	a.	the Participant’s employment termination date.

	☐	b.	the end of the Plan Year that contains the Participant’s employment termination date.

	☐	c.	the first Valuation Date following the Participant’s termination of employment.

	☐	d.	(Describe distribution event): _____________________________________________

[Practitioner Note: Any distribution event described in d. will apply uniformly to all Participants under the Plan.]

☐ 53.

Disabled Participant. A Disabled Participant (as defined in Section 22.53 of the BPD) may request a distribution (if earlier than otherwise permitted under #51 or #52 (as applicable)) as soon as administratively feasible following:

	☐	a.	the date the Participant becomes Disabled.

	☐	b.	the end of the Plan Year in which the Participant becomes Disabled.

	☐	c.	(Describe distribution event): _____________________________________________

[Practitioner Note: Any distribution event described in c. will apply uniformly to all Participants under the Plan.]

☐ 54.

Hardship withdrawals following termination of employment. A terminated Participant may request a Hardship withdrawal (as defined in Section 8.6 of the BPD) before the date selected in #51 or #52 above, as applicable.

☐ 55.	Special operating rules.

	☐	a.

Modification of Participant’s consent requirement. A Participant must consent to a distribution from the Plan, even if the Participant’s vested Account Balance does not exceed $5,000. See Section 8.3(b) of the BPD. [Note: If this a. is not checked, the involuntary distribution rules under Section 8.3(b) of the BPD apply.]

	☐	b.

Distribution upon attainment of Normal Retirement Age (or age 62, if later). A distribution from the Plan will be made without a Participant’s consent if such Participant has terminated employment and has attained Normal Retirement Age (or age 62, if later). See Section 8.7 of the BPD.

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Part 10 - In-Service Distributions

(See Section 8.5 of the BPD)

❖	The elections in this Part 10 are subject to the operating rules in Articles 8 and 9 of the BPD.

56.	Permitted in-service distribution events: [Elections under the §401(k) Deferrals column also apply to any QNECs, QMACs, and Safe Harbor Contributions unless otherwise specified in 57d. below.]

	(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective

a.	☐	☐	☐	In-service distributions are not available.

b.	☒	☒	☒	After age 59 1/2. [If earlier than age 59 1/2 age is deemed to be age 59 1/2 for Section 401(k) Deferrals if the selection is checked under that column.]

c.	☒	☐	☐	A safe harbor Hardship described in Section 8.6(a) of the BPD. [Note: Not applicable to QNECs, QMACs and Safe Harbor Contributions.]

d.	N/A	☐	☐	A Hardship described in Section 8.6(b) of the BPD.

e.	N/A	☐	☐	After the Participant has participated in the Plan for at least ___ years (cannot be less than 5 years).

f.	N/A	☐	☐	At any time with respect to the portion of the vested Account Balance derived from contributions accumulated in the Plan for at least 2 years.

g.	☐	☐	☐	Upon a Participant becoming Disabled (as defined in Section 22.53).

h.	☒	☒	☒	Attainment of Normal Retirement Age. [If earlier than age 59 1/2, age is deemed to be 59 1/2 for Section 401(k) Deferrals if the selection is checked under that column.]

i.	N/A	☐	☐	Attainment of Early Retirement Age.

57.	Limitations that apply to in-service distributions:

	☐	a.	Available only if the Account which is subject to withdrawal is 100% vested. (See
Section 4.8 of the BPD for special vesting rules if not checked.)

	☐	b.	No more than ___ in-service distribution(s) in a Plan Year.

	☐	c.	The minimum amount of any in-service distribution will be $___ (may not exceed $1,000).

	☒	d.

(Describe limitations on in-service distributions) Participants must be 100% vested in order to request a distribution of their Account Balance upon attainment of age 59 1/2 (or upon Normal Retirement Age). Notwithstanding the foregoing, upon attainment of age 59 1/2, a Participant may request a distribution from that portion of his account existing on February 1, 2000, to the extent such amounts were vested as of said date.

[Practitioner Note: Any limitations described in d. will apply uniformly to all Participants under the Plan.]

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Part 11 - Distribution Options

(See Section 8.1 of the BPD)

58.	Optional forms of payment available upon termination of employment:

	☒	a.	Lump sum distribution of entire vested Account Balance.

	☒	b.	Single sum distribution of a portion of vested Account Balance.

	☐	c.	Installments for a specified term.

	☐	d.	Installments for required minimum distributions only.

	☐	e.	Annuity payments (see Section 8.1 of the BPD).

	☐	f.	(Describe optional forms or limitations on available forms) _____________________

[Practitioner Note: Unless specified otherwise in f., a Participant may receive a distribution in any combination of the forms of payment selected in a. -f. Any optional forms or limitations described in f. will apply uniformly to all Participants under the Plan.]

59.	Application of the Qualified Joint and Survivor Annuity (QJSA) and Qualified Preretirement Survivor Annuity (QPSA) provisions: (See Article 9 of the BPD.)

	☒	a.

Do not apply. [Note: The QJSA and QPSA provisions automatically apply to any assets of the Plan that were received as a transfer from another plan that was subject to the QJSA and QPSA rules. If this a. is checked, the QJSA and QPSA rules generally will apply only with respect to transferred assets or if distribution is made in the form of life annuity. See Section 9.1(b) of the BPD.]

	☐	b.	Apply, with the following modifications: [Check this b. to have all assets under the Plan be subject to the QJSA and QPSA requirements. See Section 9.1 (a) of the BPD.]

			☐	(1)	No modifications.

			☐	(2)	Modified QJSA benefit. Instead of a 50% survivor benefit, the normal form of the QJSA provides the following survivor benefit to the spouse:

					☐	(a)	100%.

					☐	(b)	75%.

					☐	(c)	66 2/3%.

			☐	(3)	Modified QPSA benefit. Instead of a 50% QPSA benefit, the QPSA benefit is 100% of the Participant’s vested Account Balance.

	☐	c.

One-year marriage rule. The one-year marriage rule under Sections 8.4(c)(4) and 9.3 of the BPD applies. Under this rule, a Participant’s spouse will not be treated as a surviving spouse unless the Participant and spouse were married for at least one year at the time of the Participant’s death.

Part 12 - Administrative Elections

❖

Use this Part 12 to identify administrative elections authorized by the BPD. These elections may be changed without reexecuting this Agreement by substituting a replacement of this page with new elections. To the extent this Part 12 is not completed, the default provisions in the BPD apply.

60.	Are Participant loans permitted? (See Article 14 of the BPD.)

	☐	a.	No

	☒	b.	Yes

			☐	(1)	Use the default loan procedures under Article 14 of the BPD.

			☒	(2)	Use a separate written loan policy to modify the default loan procedures under Article 14 of the BPD.

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61.	Are Participants permitted to direct investments? (See Section 13.5(c) of the BPD.)

	☐	a.	No

	☒	b.	Yes

☒ (1) Specify Accounts: All Accounts

☒ (2) Check this selection if the Plan is intended to comply with ERISA §404(c). (See Section 13.5(c)(2) of the BPD.)

62.	Is any portion of the Plan daily valued? (See Section 13.2(b) of the BPD.)

	☐	a.	No

	☒	b.	Yes. Specify Accounts and/or investment options: All Accounts

63.	Is any portion of the Plan valued periodically (other than daily)? (See Section 13.2(a) of the BPD.)

	☒	a.	No

	☐	b.	Yes

☐ (1) Specify Accounts and/or investment options:___________________

☐ (2) Specify valuation date(s):___________________________________

☐ (3) The following special allocation rules apply: [If this Ms (3) is not checked, the Balance Forward Method under Section 13.4(a) of the BPD applies.]

☐ (a) Weighted average method. (See Section 13.4(a)(2)(i) of the BPD.)

☐ (b) Adjusted percentage method, taking into account__________% of contributions made during the valuation period. (See Section 13.4(a)(2)(ii) of the BPD.)

☐ (c) (Describe allocation rules)_____________

[Practitioner Note: Any allocation rules described in (c) must be in accordance with a definite predetermined formula that is not based on compensation, that satisfies the nondiscrimination requirements of §1.401(a) (4) of the regulations, and that is applied uniformly to all Participants.]

64.	Does the Plan accept Rollover Contributions? (See Section 3.2 of the BPD.)

	☐	a.	No	☒	b.	Yes

65.	Are life insurance investments permitted? (See Article 15 of the BPD.)

	☒	a.	No	☐	b.	Yes

66.	Do the default QDRO procedures under Section 11.5 of the BPD apply?

	☐	a.	No	☒	b.	Yes

67.	Do the default claims procedures under Section 11.6 of the BPD apply?

	☐	a.	No	☒	b.	Yes

Part 13 - Miscellaneous Elections

❖	The following elections override certain default provisions under the BPD and provide special rules for administering the Plan. Complete the following elections to the extent they apply to the Plan.

☐ 68.	Determination of Highly Compensated Employees.

	☐	a.	The Top-Paid Group Test applies. [If this selection a. is not checked, the Top-Paid Group Test will not apply. See Section 22.99 (b) (4) of the BPD.]

	☐	b.	The Calendar Year Election applies. [This selection b. may only be chosen if the Plan Year is not the calendar year. See Section 22.9 9 (b) (5) of the BPD.]

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☐ 69.	Special elections for applying the Annual Additions Limitation under Code §415.

	☐	a.	The Limitation Year is the 12-month period ending____. [If this selection a. is not checked, the Limitation Year is the same as the Plan Year.]

	☐	b.	Total Compensation includes imputed compensation for a terminated Participant who is permanently and totally Disabled. (See Section 7.4(g)(3) of the BPD.)

	☐	c.	Operating rules. Instead of the default provisions under Article 7 of the BPD, the following rules apply: ____

☐ 70.

Election to use Old-Law Required Beginning Date. The Old-Law Required Beginning Date (as defined in Section 10.3(a)(2) of the BPD) applies instead of the Required Beginning Date rules under Section 10.3(a)(l) of the BPD.

☒ 71.	Service credited with Predecessor Employers: (See Section 6.7 of the BPD.)

	☒	a.

(Identify Predecessor Employers) Resort Development International Corp.; Resort Title Insurance Corp.; RDI Resources, Inc.; Dellona Enterprise. Inc.; RDI Resort Services Corporation; and Properties of the Southwest. L.P.

	☒	b.	Service is credited with these Predecessor Employers for the following purposes:

			☒	(1)	The eligibility service requirements elected in Part 1 of this Agreement.

			☒	(2)	The vesting schedule(s) elected in Part 6 of this Agreement.

			☐	(3)	The allocation requirements elected in Part 4 of this Agreement.

	☐	c.	The following service will not be recognized: _______________________________

[Note: If the Employer is maintaining the Plan of a Predecessor Employer, service with such Predecessor Employer must be counted for all purposes under the Plan. This #71 may be completed with respect to such Predecessor Employer indicating all service under selections (1), (2) and (3) will be credited. The failure to complete this #71 where the Employer is maintaining the Plan of a Predecessor Employer will not override the requirement that such predecessor service be credited for all purposes under the Plan. (See Section 6.7 of the BPD.) If the Employer is not maintaining the Plan of a Predecessor Employer, service with such Predecessor Employer will be credited under this Plan only if specifically elected under this #71. If the above crediting rules are to apply differently to service with different Predecessor Employers, attach separately completed elections for this item, using the same format as above but listing only those Predecessor Employers to which the separate attachment relates.]

☐ 72.	Special rules where Employer maintains more than one plan.

	☐	a.

Top-heavy minimum contribution - Employer maintains this Plan and one or more Defined Contribution Plans. If this Plan is a Top-Heavy Plan, the Employer will provide any required top-heavy minimum contribution under: (See Section 16.2(a)(5)(i) of the BPD.)

			☐	(1)	This Plan.

			☐	(2)	The following Defined Contribution Plan maintained by the Employer: _______________________

			☐	(3)	Describe method for providing the top-heavy minimum contribution: _______________________

	☐	b.

Top-heavy minimum benefit - Employer maintains this Plan and one or more Defined Benefit Plans. If this Plan is a Top-Heavy Plan, the Employer will provide any required top-heavy minimum contribution or benefit under: (See Section 16.2(a)(5)(ii) of the BPD.)

			☐	(1)	This Plan, but the minimum required contribution is increased from 3% to 5% of Total Compensation for the Plan Year.

			☐	(2)	The following Defined Benefit Plan maintained by the Employer: _______________________

			☐	(3)	Describe method for providing the top-heavy minimum contribution: _____________________

	☐	c.

Limitation on Annual Additions. This c. should be checked only if the Employer maintains another Defined Contribution Plan in which any Participant is a participant, and the Employer will not apply the rules set forth under Section 7.2 of the BPD. Instead, the Employer will limit Annual Additions in the following manner:

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☒ 73.

Special definition of Disabled. In applying the allocation conditions under Parts 4B and 4C, the special vesting provisions under Part 6, and the distribution provisions under Parts 9 and 10 of this Agreement, the following definition of Disabled applies instead of the definition under Section 22.53 of the BPD: Total inability to engage in any substantial gainful activity at the individual’s customary level of compensation or competence and responsibility as an Employee due to any medically determinable physical or mental impairment(s) which may be expected to result in death or to last for a continuous period of at least 12 months as determined by a qualified physician or other medical practitioner selected by the Plan Admin, for this purpose in accordance w/ uniform or nondiscriminatory standards. [Note: Any definition included under this #73 must satisfy the requirements of §1.401 (a) (4) of the regulations and must be applied uniformly to all Participants.]

☒ 74.	Fail-Safe Coverage Provision. [This selection #74 must be checked to apply the Fail-Safe Coverage Provision under Section 2.7 of the BPD.]

	☒	a.	The Fail-Safe Coverage Provision described in Section 2.7 of the BPD applies without modification.

	☐	b.	The Fail-Safe Coverage Provisions described in Section 2.7 of the BPD applies with the following modifications:

			☐	(1)	The special rule for Top-Heavy Plans under Section 2.7(a) of the BPD does not apply.

			☐	(2)	The Fail-Safe Coverage Provision is based on Included Compensation as described under Section 2.7(d) of the BPD.

☐ 75.

Election not to participate (see Section 1.10 of the BPD). An Employee may make a one-time irrevocable election not to participate under the Plan upon inception of the Plan or at any time prior to the time the Employee first becomes eligible to participate under any plan maintained by the Employer. [Note: Use of this provision could result in a violation of the minimum coverage rules under Code §410(b).]

☐ 76.

Protected Benefits. If there are any Protected Benefits provided under this Plan that are not specifically provided for under this Agreement, check this #76 and attach an addendum to this Agreement describing the Protected Benefits.

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Signature Page

By signing this page, the Employer agrees to adopt (or amend) the Plan which consists of BPD #02 and the provisions elected in this Agreement. The Employer agrees that the Prototype Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer’s needs or the options elected under this Agreement. It is recommended that the Employer consult with legal counsel before executing this Agreement.

77.	Name and title of authorized representative(s):	Signature(s):	Date:
	Vicki Falkins - Assistant VP of HR		5/13/08

78.	Effective Date of this Agreement:

	☐	a.	New Plan. Check this selection if this is a new Plan. Effective Date of the Plan is: _________

	☒	b.	Restated Plan. Check this selection if this is a restatement of an existing plan. Effective Date of the restatement is: January 1, 2008

			(1)	Designate the plan(s) being amended by this restatement: Bluegreen Corporation Retirement Savings Plan

			(2)	Designate the original Effective Date of this Plan (optional): March 31, 1992

	☐	c.

Amendment by page substitution. Check this selection if this is an amendment by substitution of certain pages of this Adoption Agreement. [If this c. is checked, complete the remainder of this Signature Page in the same manner as the Signature Page being replaced.]

			(1)	Identify the page(s) being replaced: _______________________________________

			(2)	Effective Date(s) of such changes: _______________________________________

	☐	d.

Substitution of sponsor. Check this selection if a successor to the original plan sponsor is continuing this Plan as a successor sponsor, and substitute page 1 to identify the successor as the Employer.

			(1)	Effective Date of the amendment is: ______________________________________
☐ 79.	Check this #79 if any special Effective Dates apply under Appendix A of this Agreement and complete the relevant sections of Appendix A.

80.

Prototype Sponsor information. The Prototype Sponsor will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Prototype Sponsor or its authorized representative at the following location:

	a.	Name of Prototype Sponsor (or authorized representative):

SunTrust Bank

	b.	Address of Prototype Sponsor (or authorized representative):

8515 E. Orchard Rd. Greenwood Village, CO 80111

	c.	Telephone number of Prototype Sponsor (or authorized representative):

1-800-211-8757

Important information about this Prototype Plan. A failure to properly complete the elections in this Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the Internal Revenue Service to the Prototype Sponsor as evidence that the Plan is qualified under §401 of the Code, to the extent provided in Announcement 2001-77. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Announcement 2001-77. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the Internal Revenue Service for a determination letter. See Section 22.87 of the BPD.

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Trustee Declaration

By signing this Trustee Declaration, the Trustee agrees to the duties, responsibilities and liabilities imposed on the Trustee by the BPD #02 and this Agreement.

81.	Name(s) of Trustee(s):	Signature(s) of Trustee(s):	Date:

SunTrust Bank

82.	Effective date of this Trustee Declaration: January 1, 2008

83.	The Trustee’s investment powers are:

☐	a.

Discretionary Trustee. The Trustee has discretion to invest Plan assets. This discretion is limited to the extent Participants are permitted to give investment direction, or to the extent the Trustee is subject to direction from the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary.

☒	b.	Directed Trustee only. The Trustee may only invest Plan assets as directed by Participants or by the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary.

☐	c.

Separate trust agreement. The Trustee’s investment powers are determined under a separate trust document which replaces (or is adopted in conjunction with) the trust provisions under the BPD. [Note: The separate trust document is incorporated as part of this Plan and must be attached hereto. The responsibilities, rights and powers of the Trustee are those specified in the separate trust agreement. If this c. is checked, the Trustee need not sign or date this Trustee Declaration under #81 above.]

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Co-Sponsor Adoption Page #1

☒

Check this selection and complete the remainder of this page if a Related Employer will execute this Plan as a Co-Sponsor. [Note: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the “Employer” in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

84.	Name of Co-Sponsor: Bluegreen Southwest One, L.P.

85.	Employer Identification Number (EIN) of the Co-Sponsor: 65-0796380

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #02 and the provisions elected in this Agreement.

86.	Name and title of authorized representative(s):	Signature(s):	Date:
	Vicki Falkins - Assistant VP of HR		5/13/08

87.		Effective date of this Co-Sponsor Adoption Page: January 1, 2008

		☐	a. Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

		☐	b. Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

			(1)	Designate the plan(s) being amended by this restatement: _________________________

			(2)	Designate the original Effective Date of the Co-Sponsor’s Plan (optional): ___________

☐	88.

Allocation of contributions. If this #88 is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [Note: The selection of this #88 may require additional testing of the Plan. See Section 21.3 of the BPD.]

☐	89.	Describe any special Effective Dates: _________________________________________________

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Co-Sponsor Adoption Page #2

☒

Check this selection and complete the remainder of this page if a Related Employer will execute this Plan as a Co-Sponsor. [Note: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the “Employer” in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

90.	Name of Co-Sponsor: BXG Realty Tennessee, Inc.

91.	Employer Identification Number (EIN) of the Co-Sponsor: 62-1697300

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #02 and the provisions elected in this Agreement.

92.	Name and title of authorized representative(s):	Signature(s):	Date:
	Vicki Falkins - Assistant VP of HR		5/13/08

93.		Effective date of this Co-Sponsor Adoption Page: January 1, 2008

		☐	a. Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

		☐	b. Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

			(1)	Designate the plan(s) being amended by this restatement: _______________________

			(2)	Designate the original Effective Date of the Co-Sponsor’s Plan (optional): _________

☐	94.

Allocation of contributions. If this #94 is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [Note: The selection of this #94 may require additional testing of the Plan. See Section 21.3 of the BPD.]

☐	95.	Describe any special Effective Dates: _________________________________________________

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Co-Sponsor Adoption Page #3

☒

Check this selection and complete the remainder of this page if a Related Employer will execute this Plan as a Co-Sponsor. [Note: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the “Employer” in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

96.	Name of Co-Sponsor: Resort Title Agency, Inc.

97.	Employer Identification Number (EIN) of the Co-Sponsor: 59-2150721

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #02 and the provisions elected in this Agreement.

98.	Name and title of authorized representative(s):	Signature(s):	Date:
	Vicki Falkins - Assistant VP of HR		5/13/08

99.	Effective date of this Co-Sponsor Adoption Page: January 1, 2008

	☐	a. Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

	☐	b. Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

(1) Designate the plan(s) being amended by this restatement: _________________________

(2) Designate the original Effective Date of the Co-Sponsor’s Plan (optional): ___________

☐ 100.

Allocation of contributions. If this #100 is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [Note: The selection of this #100 may require additional testing of the Plan. See Section 21.3 of the BPD.]

☐ 101.	Describe any special Effective Dates: _________________________________________________

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Co-Sponsor Adoption Page #4

☒

Check this selection and complete the remainder of this page if a Related Employer will execute this Plan as a Co-Sponsor. [Note: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the “Employer” in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

102.	Name of Co-Sponsor: Bluegreen Carolina Lands, LLC

103.	Employer Identification Number (EIN) of the Co-Sponsor: 65-0941345

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #02 and the provisions elected in this Agreement.

104.	Name and title of authorized representative(s):	Signature(s):	Date:
	Vicki Falkins - Assistant VP of HR		5/13/08

105.	Effective date of this Co-Sponsor Adoption Page: January 1, 2008

	☐	a. Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

	☐	b. Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

(1) Designate the plan(s) being amended by this restatement: _____________________

(2) Designate the original Effective Date of the Co-Sponsor’s Plan (optional): _______

☐ 106.

Allocation of contributions. If this #106 is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [Note: The selection of this #106 may require additional testing of the Plan. See Section 21.3 of the BPD.]

☐ 107.	Describe any special Effective Dates: _________________________________________________

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Co-Sponsor Adoption Page #5

☒

Check this selection and complete the remainder of this page if a Related Employer will execute this Plan as a Co-Sponsor. [Note: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the “Employer” in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

108.	Name of Co-Sponsor: Jordan Lake Preserve Corporation

109.	Employer Identification Number (EIN) of the Co-Sponsor: 65-1038536

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #02 and the provisions elected in this Agreement.

110.	Name and title of authorized representative(s):	Signature(s):	Date:
	Vicki Falkins - Assistant VP of HR		5/13/08

111.	Effective date of this Co-Sponsor Adoption Page: January 1, 2008

	☐	a. Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

	☐	b. Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

(1) Designate the plan(s) being amended by this restatement: _________________________

(2) Designate the original Effective Date of the Co-Sponsor’s Plan (optional): ___________

☐ 112.

Allocation of contributions. If this #112 is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [Note: The selection of this #112 may require additional testing of the Plan. See Section 21.3 of the BPD.]

☐ 113.	Describe any special Effective Dates: _________________________________________________

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Co-Sponsor Adoption Page #6

☒

Check this selection and complete the remainder of this page if a Related Employer will execute this Plan as a Co-Sponsor. [Note: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the “Employer” in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

114.	Name of Co-Sponsor: Bluegreen Southwest Land, Inc.

115.	Employer Identification Number (EIN) of the Co-Sponsor: 65-0910609

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #02 and the provisions elected in this Agreement.

116.	Name and title of authorized representative(s):		Signature(s):	Date:
	Vicki Falkins - Assistant VP of HR			5/13/08

117.	Effective date of this Co-Sponsor Adoption Page: January 1, 2008

	☐	a. Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

	☐	b. Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

		(1)	Designate the plan(s) being amended by this restatement: _______________________

		(2)	Designate the original Effective Date of the Co-Sponsor’s Plan (optional): _________

☐ 118.

Allocation of contributions. If this #118 is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [Note: The selection of this #118 may require additional testing of the Plan. See Section 21.3 of the BPD.]

☐ 119.	Describe any special Effective Dates: ______________________________________

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Co-Sponsor Adoption Page #7

☒

Check this selection and complete the remainder of this page if a Related Employer will execute this Plan as a Co-Sponsor. [Note: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the “Employer” in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

120.	Name of Co-Sponsor: Catawba Falls, LLC

121.	Employer Identification Number (EIN) of the Co-Sponsor: 03-0466014

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #02 and the provisions elected in this Agreement.

122.	Name and title of authorized representative(s):		Signature(s):	Date:
	Vicki Falkins - Assistant VP of HR			5/13/08

123.	Effective date of this Co-Sponsor Adoption Page: January 1, 2008

	☐	a. Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

	☐	b. Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

		(1)	Designate the plan(s) being amended by this restatement: _______________________

		(2)	Designate the original Effective Date of the Co-Sponsor’s Plan (optional): __________

☐ 124.

Allocation of contributions. If this #124 is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [Note: The selection of this #124 may require additional testing of the Plan. See Section 21.3 of the BPD.]

☐ 125.	Describe any special Effective Dates: _______________________________________________

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Co-Sponsor Adoption Page #8

☒

Check this selection and complete the remainder of this page if a Related Employer will execute this Plan as a Co-Sponsor. [Note: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the “Employer” in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

126.	Name of Co-Sponsor: Bluegreen Vacations Unlimited, Ltd.

127.	Employer Identification Number (EIN) of the Co-Sponsor: 65-0433722

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #02 and the provisions elected in this Agreement.

128.	Name and title of authorized representative(s):	Signature(s):	Date:
	Vicki Falkins - Assistant VP of HR		5/13/08

129.	Effective date of this Co-Sponsor Adoption Page: January 1, 2008

	☐	a. Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

	☐	b. Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

(1) Designate the plan(s) being amended by this restatement: ______________________

(2) Designate the original Effective Date of the Co-Sponsor’s Plan (optional): _________

☐ 130.

Allocation of contributions. If this #130 is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [Note: The selection of this #130 may require additional testing of the Plan. See Section 21.3 of the BPD.]

☐ 131.	Describe any special Effective Dates: ______________________________________________

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Co-Sponsor Adoption Page #9

☒

Check this selection and complete the remainder of this page if a Related Employer will execute this Plan as a Co-Sponsor. [Note: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the “Employer” in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

132.	Name of Co-Sponsor: Bluegreen Communities of Texas L.P.

133.	Employer Identification Number (EIN) for the Co-Sponsor: 20-3600096

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #02 and the provisions elected in this Agreement.

134.	Name and title of authorized representative(s):	Signature(s):	Date:
	Vicki Falkins - Assistant VP of HR		5/13/08

135.	Effective date of this Co-Sponsor Adoption Page: January 1, 2008

	☐	a. Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

	☐	b. Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

(1) Designate the plan(s) being amended by this restatement: ______________________

(2) Designate the original Effective Date of the Co-Sponsor’s Plan (optional): _________

☐ 136.

Allocation of contributions. If this #136 is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [Note: The selection of this #136 may require additional testing of the Plan. See Section 21.3 of the BPD.]

☐ 137.	Describe any special Effective Dates: ______________________________________________

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EGTRRA
AMENDMENT TO THE

BLUEGREEN CORPORATION RETIREMENT SAVINGS PLAN

EGTRRA - Employer

ARTICLE I
PREAMBLE

1.1

Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2	Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

ARTICLE II
ADOPTION AGREEMENT ELECTIONS

The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped.

Unless the employer elects otherwise in this Article II, the following defaults apply:

1)

The vesting schedule for matching contributions will be a 6 year graded schedule (if the plan currently has a graded schedule that does not satisfy EGTRRA) or a 3 year cliff schedule (if the plan currently has a cliff schedule that does not satisfy EGTRRA), and such schedule will apply to all matching contributions (even those made prior to 2002).

2)

Rollovers are automatically excluded in determining whether the $5,000 threshold has been exceeded for automatic cash-outs (if the plan is not subject to the qualified joint and survivor annuity rules and provides for automatic cash-outs). This is applied to all participants regardless of when the distributable event occurred.

	3)	The suspension period after a hardship distribution is made will be 6 months and this will only apply to hardship distributions made after 2001.

	4)	Catch-up contributions will be allowed.

	5)	For target benefit plans, the increased compensation limit of $200,000 will be applied retroactively (i.e., to years prior to 2002).

2.1	Vesting Schedule for Matching Contributions

If there are matching contributions subject to a vesting schedule that does not satisfy EGTRRA, then unless otherwise elected below, for participants who complete an hour of service in a plan year beginning after December 31, 2001, the following vesting schedule will apply to all matching contributions subject to a vesting schedule:

If the plan has a graded vesting schedule (i.e., the vesting schedule includes a vested percentage that is more than 0% and less than 100%) the following will apply:

Years of vesting service	Nonforfeitable percentage

2	20%
3	40%
4	60%
5	80%
6	100%

If the plan does not have a graded vesting schedule, then matching contributions will be nonforfeitable upon the completion of 3 years of vesting service.

In lieu of the above vesting schedule, the employer elects the following schedule:

a.	☐	3 year cliff (a participant’s accrued benefit derived from employer matching contributions shall be nonforfeitable upon the participant’s completion of three years of vesting service).

b.	☐	6 year graded schedule (20% after 2 years of vesting service and an additional 20% for each year thereafter).

c.	☐	Other (must be at least as liberal as a. or the b. above):

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EGTRRA - Employer

Years of vesting service	Nonforfeitable percentage

_______	_______%
_______	_______%
_______	_______%
_______	_______%
_______	_______%

The vesting schedule set forth herein shall only apply to participants who complete an hour of service in a plan year beginning after December 31, 2001, and, unless the option below is elected, shall apply to all matching contributions subject to a vesting schedule.

	d.	☐	The vesting schedule will only apply to matching contributions made in plan years beginning after December 31, 2001 (the prior schedule will apply to matching contributions made in prior plan years).

2.2

Exclusion of Rollovers in Application of Involuntary Cash-out Provisions (for profit sharing and 401(k) plans only). If the plan is not subject to the qualified joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of the participant’s nonforfeitable account balance for purposes of the plan’s involuntary cash-out rules.

	a.	☒	Rollover contributions will not be excluded.

	b.	☐	Rollover contributions will be excluded only with respect to distributions made after _____. (Enter a date no earlier than December 31, 2001.)

	c.	☐	Rollover contributions will only be excluded with respect to participants who separated from service after _____. (Enter a date. The date may be earlier than December 31, 2001.)

2.3

Suspension period of hardship distributions. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-l(d)(2)(iv), then, unless the option below is elected, the suspension period following a hardship distribution shall only apply to hardship distributions made after December 31, 2001.

☒

With regard to hardship distributions made during 2001, a participant shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

2.4	Catch-up contributions (for 401(k) profit sharing plans only): The plan permits catch-up contributions (Article VI) unless the option below is elected.

		☐	The plan does not permit catch-up contributions to be made.

2.5	For target benefit plans only: The increased compensation limit ($200,000 limit) shall apply to years prior to 2002 unless the option below is elected.

		☐	The increased compensation limit will not apply to years prior to 2002.

ARTICLE III
VESTING OF MATCHING CONTRIBUTIONS

3.1

Applicability. This Article shall apply to participants who complete an Hour of Service after December 31, 2001, with respect to accrued benefits derived from employer matching contributions made in plan years beginning after December 31, 2001. Unless otherwise elected by the employer in Section 2.1 above, this Article shall also apply to all such participants with respect to accrued benefits derived from employer matching contributions made in plan years beginning prior to January 1, 2002.

3.2	Vesting schedule. A participant’s accrued benefit derived from employer matching contributions shall vest as provided in Section 2.1 of this amendment.

ARTICLE IV
INVOLUNTARY CASH-OUTS

4.1

Applicability and effective date. If the plan provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in Section 2.2 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants. However, regardless of the preceding, this Article shall not apply if the plan is subject to the qualified joint and survivor annuity requirements of Sections 401(a)(l1) and 417 of the Code.

4.2

Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant’s nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections

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EGTRRA - Employer

402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the participant’s nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant’s entire nonforfeitable account balance.

ARTICLE V
HARDSHIP DISTRIBUTIONS

5.1

Applicability and effective date. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-l(d)(2)(iv), then this Article shall apply for calendar years beginning after 2001.

5.2

Suspension period following hardship distribution. A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, if elected by the employer in Section 2.3 of this amendment, a participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

ARTICLE VI
CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.4 of this amendment, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3), 401(k)(l1), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

ARTICLE VII
INCREASE IN COMPENSATION LIMIT

Increase in Compensation Limit. The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). If this is a target benefit plan, then except as otherwise elected in Section 2.5 of this amendment, for purposes of determining benefit accruals in a plan year beginning after December 31, 2001, compensation for any prior determination period shall be limited to $200,000. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

ARTICLE VIII
PLAN LOANS

Plan loans for owner-employees or shareholder-employees. If the plan permits loans to be made to participants, then effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

ARTICLE IX
LIMITATIONS ON CONTRIBUTIONS (IRC SECTION 415 LIMITS)

9.1	Effective date. This Section shall be effective for limitation years beginning after December 31, 2001.

9.2

Maximum annual addition. Except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant’s account under the plan for any limitation year shall not exceed the lesser of:

a. $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

b. 100 percent of the participant’s compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.

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EGTRRA - Employer

The compensation limit referred to in b. shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 40l(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

ARTICLE X MODIFICATION OF TOP-HEAVY RULES

10.1

Effective date. This Article shall apply for purposes of determining whether the plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article amends the top-heavy provisions of the plan.

10.2	Determination of top-heavy status.

10.2.1

Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(l) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(l) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

10.2.2

Determination of present values and amounts. This Section 10.2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

a.

Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.”

b.

Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

10.3	Minimum benefits.

10.3.1

Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

10.3.2

Contributions under other plans. The employer may provide, in an addendum to this amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(l1) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.

ARTICLE XI DIRECT ROLLOVERS

11.1	Effective date. This Article shall apply to distributions made after December 31, 2001.

11.2

Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions of the plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a

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EGTRRA - Employer

distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

11.3

Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

11.4

Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

ARTICLE XII ROLLOVERS FROM OTHER PLANS

Rollovers from other plans. The employer, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this plan.

ARTICLE XIII REPEAL OF MULTIPLE USE TEST

Repeal of Multiple Use Test. The multiple use test described in Treasury Regulation Section 1.401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001.

ARTICLE XIV ELECTIVE DEFERRALS

14.1

Elective Deferrals - Contribution Limitation. No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable.

14.2

Maximum Salary Reduction Contributions for SIMPLE plans. If this is a SIMPLE 401(k) plan, then except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under Section 408(p)(2)(A)(ii) of the Code for the calendar year.

ARTICLE XV SAFE HARBOR PLAN PROVISIONS

Modification of Top-Heavy Rules. The top-heavy requirements of Section 416 of the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(l1) of the Code are met.

ARTICLE XVI DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT

16.1	Effective date. This Article shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.

16.2

New distributable event. A participant’s elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant’s severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

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EGTRRA - Employer

This amendment has been executed this 13 day of May, 2008.

Name of Employer: Bluegreen Corporation

By:

EMPLOYER

Name of Plan: Bluegreen Corporation Retirement Savings Plan

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POST-EGTRRA
AMENDMENT TO THE

BLUEGREEN CORPORATION RETIREMENT SAVINGS PLAN

POST-EGTRRA - Employer

ARTICLE I
PREAMBLE

1.1

Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), the Job Creation and Worker Assistance Act of 2002, and other IRS guidance. This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2	Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

ARTICLE II
ADOPTION AGREEMENT ELECTIONS

The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped.

Unless the employer elects otherwise in this Article II, the following defaults apply:

	1.		If catch-up contributions are permitted, then the catch-up contributions are treated like any other elective deferrals for purposes of determining matching contributions under the plan.

2.

For plans subject to the qualified joint and survivor annuity rules, rollovers are automatically excluded in determining whether the $5,000 threshold has been exceeded for automatic cash-outs (if the plan provides for automatic cash-outs). This is applied to all participants regardless of when the distributable event occurred.

	3.		Amounts that are “deemed 125 compensation” are not included in the definition of compensation.

2.1

Exclusion of Rollovers in Application of Involuntary Cash-out Provisions. If the plan is subject to the joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of a participant’s nonforfeitable account balance for purposes of the plan’s involuntary cash-out rules.

	a.	☒	Rollover contributions will not be excluded.

	b.	☐	Rollover contributions will be excluded only with respect to distributions made after _____. (Enter a date no earlier than December 31, 2001).

	c.	☐	Rollover contributions will only be excluded with respect to participants who separated from service after _____. (Enter a date. The date may be earlier than December 31, 2001.)

2.2

Catch-up contributions (for 401(k) profit sharing plans only): The plan permits catch-up contributions effective for calendar years beginning after December 31, 2001, (Article V) unless otherwise elected below.

	a.	☐	The plan does not permit catch-up contributions to be made.

	b.	☐	Catch-up contributions are permitted effective as of: _____ (enter a date no earlier than January 1, 2002).

And, catch-up contributions will be taken into account in applying any matching contribution under the Plan unless otherwise elected below.

	c.	☐	Catch-up contributions will not be taken into account in applying any matching contribution under the Plan.

2.3	Deemed 125 Compensation. Article VI of this amendment shall not apply unless otherwise elected below.

☐

Article VI of this amendment (Deemed 125 Compensation) shall apply effective as of Plan Years and Limitation Years beginning on or after ____ (insert the later of January 1, 1998, or the first day of the first plan year the Plan used this definition).

ARTICLE III
INVOLUNTARY CASH-OUTS

3.1

Applicability and effective date. If the plan is subject to the qualified joint and survivor annuity rules and provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in Section 2.1 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants.

3.2

Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant’s nonforfeitable account balance shall be determined without regard to that portion of the account

© 2003 SunTrust Bank

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POST-EGTRRA - Employer

balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(l6) of the Code. If the value of the participant’s nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant’s entire nonforfeitable account balance.

ARTICLE IV
HARDSHIP DISTRIBUTIONS

Reduction of Section 402(g) of the Code following hardship distribution. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section l.40l(k)-l(d)(2)(iv), then effective as of the date the elective deferral suspension period is reduced from 12 months to 6 months pursuant to EGTRRA, there shall be no reduction in the maximum amount of elective deferrals that a Participant may make pursuant to Section 402(g) of the Code solely because of a hardship distribution made by this plan or any other plan of the Employer.

ARTICLE V
CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.2 of this amendment, effective for calendar years beginning after December 31, 2001, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the calendar year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 4l4(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Sections 40l(k)(3), 40l(k)(l1), 40l(k)(l2), 4l0(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

If elected in Section 2.2, catch-up contributions shall not be treated as elective deferrals for purposes of applying any Employer matching contributions under the plan.

ARTICLE VI
DEEMED 125 COMPENSATION

If elected, this Article shall apply as of the effective date specified in Section 2.3 of this amendment. For purposes of any definition of compensation under this Plan that includes a reference to amounts under Section 125 of the Code, amounts under Section 125 of the Code include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 of the Code only if the Employer does not request or collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan.

This amendment has been executed this 13 day of May, 2008

Name of Plan: Bluegreen Corporation Retirement Savings Plan

Name of Employer: Bluegreen Corporation

By:

EMPLOYER

© 2003 SunTrust Bank

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401(a)(9) MODEL
AMENDMENT TO THE

BLUEGREEN CORPORATION RETIREMENT SAVINGS PLAN

401(a)(9) - Sponsor

MINIMUM DISTRIBUTION REQUIREMENTS AMENDMENT

ARTICLE I
GENERAL RULES

1.1

Effective Date. Unless a later effective date is specified in Section 6.1 of this Amendment, the provisions of this Amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

1.2

Coordination with Minimum Distribution Requirements Previously in Effect. If the effective date of this Amendment is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this Amendment will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Amendment equals or exceeds the required minimum distributions determined under this Amendment, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Amendment is less than the amount determined under this Amendment, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Amendment.

1.3	Precedence. The requirements of this Amendment will take precedence over any inconsistent provisions of the Plan.

1.4

Requirements of Treasury Regulations Incorporated. All distributions required under this Amendment will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

1.5

TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Amendment, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

1.6

Adoption by prototype sponsor. Except as otherwise provided herein, pursuant to Section 5.01 of Revenue Procedure 2000-20, the sponsoring organization hereby adopts this amendment on behalf of all adopting employers.

ARTICLE II
TIME AND MANNER OF DISTRIBUTION

2.1	Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date.

2.2

Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(a)          If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, then, except as provided in Article VI, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

(b)          If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, then, except as provided in Article VI, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(c)          If there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(d)          If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 2.2, other than Section 2.2(a), will apply as if the surviving spouse were the Participant.

© 2003 SunTrust Bank

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401(a)(9) - Sponsor

For purposes of this Section 2.2 and Article IV, unless Section 2.2(d) applies, distributions are considered to begin on the Participant’s required beginning date. If Section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s required beginning date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

2.3

Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Articles III and IV of this Amendment. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

ARTICLE III
REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT’S LIFETIME

3.1

Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(a)          the quotient obtained by dividing the Participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(b)          if the Participant’s sole designated beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

3.2

Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Article 3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

ARTICLE IV
REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT’S DEATH

4.1	Death On or After Date Distributions Begin.

(a)          Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated beneficiary, determined as follows:

(1) The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2)          If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(3)          If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(b)          No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

© 2003 SunTrust Bank

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401(a)(9) - Sponsor

4.2	Death Before Date Distributions Begin.

(a)          Participant Survived by Designated Beneficiary. Except as provided in Article VI, if the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the remaining life expectancy of the Participant’s designated beneficiary, determined as provided in Section 4.1.

(b)          No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(c)          Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole designated beneficiary, and if the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 2.2(a), this Section 4.2 will apply as if the surviving spouse were the Participant.

ARTICLE V
DEFINITIONS

5.1

Designated beneficiary. The individual who is designated as the Beneficiary under the Plan and is the designated beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-l, Q&A-4, of the Treasury regulations.

5.2

Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 2.2. The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

5.3	Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

5.4

Participant’s account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

5.5	Required beginning date. The date specified in the Plan when distributions under Section 401(a)(9) of the Internal Revenue Code are required to begin.

ARTICLE VI
ADOPTION AGREEMENT ELECTIONS

The questions in this Article VI only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped.

Unless the employer elects otherwise in this Article VI, the following defaults apply:

1) The minimum distribution requirements are effective for distribution calendar years beginning with the 2002 calendar year unless a later date is specified in Section 6.1 of this Amendment.

2)           Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in the Plan applies to distributions after the death of a Participant who has a designated beneficiary.

© 2003 SunTrust Bank

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401(a)(9) - Sponsor

6.1	Effective Date of Plan Amendment for Section 401(a)(9) Final and Temporary Treasury Regulations.

☐

This Amendment applies for purposes of determining required minimum distributions for distribution calendar years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 distribution calendar year that are made on or after ______ (leave blank if this Amendment does not apply to any minimum distributions for the 2002 distribution calendar year).

6.2	Election to not permit Participants or Beneficiaries to Elect 5-Year Rule.

Unless elected below, Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Sections 2.2 and 4.2 of this Amendment applies to distributions after the death of a Participant who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 2.2 of this Amendment, or by September 30 of the calendar year which contains the fifth anniversary of the Participant’s (or, if applicable, surviving spouse’s) death. If neither the Participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with Sections 2.2 and 4.2 of this Amendment and, if applicable, the elections in Section 6.3 of this Amendment below.

☐ The provision set forth above in this Section 6.2 shall not apply. Rather, Sections 2.2 and 4.2 of this Amendment shall apply except as elected in Section 6.3 of this Amendment below.

6.3	Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries.

☐

If the Participant dies before distributions begin and there is a designated beneficiary, distribution to the designated beneficiary is not required to begin by the date specified in the Plan, but the Participant’s entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant.

If the above is elected, then this election will apply to:

☐ All distributions.

☐ The following distributions: ______.

6.4	Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions.

☐

A designated beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

Except with respect to any election made by the employer in Article VI, this amendment is hereby adopted by the prototype sponsoring organization on behalf of all adopting employers on

[Sponsor’s signature and Adoption Date are on file with Sponsor]

NOTE: The employer only needs to execute this amendment if an election has been made in Article VI of this amendment.

This amendment has been executed this 13 day of May, 2008.

Name of Plan: Bluegreen Corporation Retirement Savings Plan

Name of Employer: Bluegreen Corporation

By:

EMPLOYER

© 2003 SunTrust Bank

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Sponsor - lower cash-out threshold

MANDATORY DISTRIBUTION AMENDMENT
(Code Section 401(a)(31)(B))

ARTICLE I
APPLICATION OF AMENDMENT

1.1	Effective Date. Unless a later effective date is specified in Article III of this Amendment, the provisions of this Amendment will apply with respect to distributions made on or after March 28, 2005.

1.2	Precedence. This Amendment supersedes any inconsistent provision of the Plan.

1.3

Adoption by prototype sponsor. Except as otherwise provided herein, pursuant to authority granted by Section 5.01 of Revenue Procedure 2000-20, the sponsoring organization of the prototype hereby adopts this amendment on behalf of all adopting employers.

ARTICLE II
DEFAULT PROVISION: LOWER MANDATORY CASH-OUT
THRESHOLD TO $1,000

Unless the Employer otherwise elects in Article III of this Amendment, the provisions of the Plan for the mandatory distribution of amounts not exceeding $5,000, are amended as follows:

The $5,000 threshold in such provisions is reduced to $1,000 and the value of the Participant’s interest in the Plan for such purpose shall include any rollover contributions (and earnings thereon) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16).

ARTICLE III
EMPLOYER’S ALTERNATIVE ELECTIONS

3.1	( )	Effective Date of Plan Amendment

This Amendment applies with respect to distributions made on or after ___ (may be a date later than March 28, 2005, only if the terms of the Plan already comply with Code Section 401(a)(31)(B)).

3.2	( )	Election to implement automatic IRA rollover rules

		a.	( )

IRA rollover of amounts over $1,000. In lieu of the default provision in Article II of this Amendment, the provisions of the Plan concerning mandatory distributions of amounts not exceeding $5,000 are amended as follows:

In the event of a mandatory distribution greater than $1,000 that is made in accordance with the provisions of the Plan providing for an automatic distribution to a Participant without the Participant’s consent, if the Participant does not elect to have such distribution paid directly to an “eligible retirement plan” specified by the Participant in a direct rollover (in accordance with the direct rollover provisions of the Plan) or to receive the distribution directly, then the Administrator shall pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator.

		b.	( )

IRA rollover of amounts over and under $1,000. In lieu of the default provision in Article II of this Amendment, the provisions of the Plan concerning mandatory distributions of amounts not exceeding $5,000 are amended as follows:

In the event of a mandatory distribution that is made in accordance with the provisions of the Plan providing for an automatic distribution to a Participant without the Participant’s consent, if the Participant does not elect to have such distribution paid directly to an “eligible retirement plan” specified by the Participant in a direct rollover (in accordance with the direct rollover provisions of the Plan) or to receive the distribution directly, then the Administrator shall pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator.

© 2005 SunTrust Bank

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Sponsor - lower cash-out threshold

3.3	( )	Election to modify mandatory distribution threshold (may not be elected if 3.2 above is elected)

In lieu of the default provision in Article II of this Amendment, the provisions of the Plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, are modified as follows:

		a.	( )	No mandatory distributions. Participant consent to the distribution shall now be required before the distribution may be made.

		b.	( )

Reduction of threshold to amount less than $1,000. The $5,000 dollar threshold in such provisions is reduced to $____ (enter an amount less than $1,000) and the value of the Participant’s interest in the Plan for such purpose shall include any rollover contributions (and earnings thereon) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16).

Except with respect to any election made by the employer in Article III, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on:

[Sponsor’s signature and Adoption Date are on file with Sponsor]

NOTE: The employer only needs to execute this amendment if an election has been made in Article III herein.

This amendment has been executed this 13 day of May, 2008.

Name of Plan:	Bluegreen Corporation Retirement Savings Plan

Name of Employer:	Bluegreen Corporation

By:

EMPLOYER

© 2005 SunTrust Bank

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Final 401(k) Amendment - Sponsor

FINAL 401(k)/401(m) REGULATIONS AMENDMENT

ARTICLE I
PREAMBLE

1.1

Adoption and effective date of amendment. The sponsor adopts this Amendment to the Plan to reflect certain provisions of the Final Regulations under Code Sections 401(k) and 401(m) that were published on December 29, 2004 (hereinafter referred to as the “Final 401(k) Regulations”). The sponsor intends this Amendment as good faith compliance with the requirements of these provisions. This Amendment shall be effective with respect to Plan Years beginning after December 31, 2005 unless the Employer otherwise elects in Section 2.1 below.

1.2	Supersession of inconsistent provisions. This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

1.3

Application of provisions. Certain provisions of this Amendment relate to elective deferrals of a 401 (k) plan; if the Plan to which this Amendment relates is not a 401(k) plan, then those provisions of this Amendment do not apply. Certain provisions of this Amendment relate to matching contributions and/or after-tax employee contributions subject to Code Section 401(m); if the Plan to which this Amendment relates is not subject to Code Section 401(m), then those provisions of this Amendment do not apply.

1.4

Adoption by prototype sponsor. Except as otherwise provided herein, pursuant to the provisions of the Plan and Section 5.01 of Revenue Procedure 2005-16, the sponsor hereby adopts this Amendment on behalf of all adopting employers.

ARTICLE II
EMPLOYER ELECTIONS

2.1

Effective Date. This Amendment is effective, and the Plan shall implement the provisions of the Final 401(k) Regulations, with respect to Plan Years beginning after December 31, 2005 unless the Employer elects an earlier effective date in either a or b:

	a.	☐	The Amendment is effective and the Final 401(k) Regulations apply to Plan Years beginning after December 31, 2004 (2005 and subsequent Plan Years).

	b.	☐	The Amendment is effective and the Final 401(k) Regulations apply to Plan Years ending after December 29, 2004 (2004 and subsequent Plan Years).

2.2

ACP Test Safe Harbor. Unless otherwise selected below, if this Plan uses the ADP Test Safe Harbor provisions, then the provisions of Amendment Section 9.2(a) apply and all matching contributions under the Plan will be applied without regard to any allocation conditions except as provided in that Section.

	a.	☐

The provisions of Amendment Section 9.2(b) apply. The allocation conditions applicable to matching contributions under the Plan continue to apply (if selected, the Plan is not an ACP Test Safe Harbor Plan).

	b.	☐	The provisions of Amendment Section 9.2(c) apply. All matching contributions under the Plan will be applied without regard to any allocation conditions as of the effective date of this Amendment.

ARTICLE III
GENERAL RULES

3.1

Deferral elections. A cash or deferred arrangement (“CODA”) is an arrangement under which eligible Employees may make elective deferral elections. Such elections cannot relate to compensation that is currently available prior to the adoption or effective date of the CODA. In addition, except for occasional, bona fide administrative considerations, contributions made pursuant to such an election cannot precede the earlier of (1) the performance of services relating to the contribution and (2) when the compensation that is subject to the election would be currently available to the Employee in the absence of an election to defer.

3.2

Vesting provisions. Elective Contributions are always fully vested and nonforfeitable. The Plan shall disregard Elective Contributions in applying the vesting provisions of the Plan to other contributions or benefits under Code Section 41l(a)(2). However, the Plan shall otherwise take a Participant’s Elective Contributions into account in determining the Participant’s vested benefits under the Plan. Thus, for example, the Plan shall take Elective Contributions into account in determining whether a Participant has a nonforfeitable right to contributions under the Plan for purposes of forfeitures, and for applying provisions permitting the repayment of distributions to have forfeited amounts restored, and the provisions of Code Sections 410(a)(5)(D)(iii) and 411(a)(6)(D)(iii) permitting a plan to disregard certain service completed prior to breaks-in-service (sometimes referred to as “the rule of parity”).

© 2006 SunTrust Bank

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Final 401(k) Amendment - Sponsor

ARTICLE IV
HARDSHIP DISTRIBUTIONS

4.1

Applicability. The provisions of this Article IV apply if the Plan provides for hardship distributions upon satisfaction of the deemed immediate and heavy financial need standards set forth in Regulation Section 1.401(k)-l(d)(2)(iv)(A) as in effect prior to the issuance of the Final 401(k) Regulations.

4.2

Hardship events. A distribution under the Plan is hereby deemed to be on account of an immediate and heavy financial need of an Employee if the distribution is for one of the following or any other item permitted under Regulation Section 1.401(k)-l(d)(3)(iii)(B):

	(a)	Expenses for (or necessary to obtain) medical care that would be deductible under Code Section 213(d) (determined without regard to whether the expenses exceed 7.5% of adjusted gross income);

	(b)	Costs directly related to the purchase of a principal residence for the Employee (excluding mortgage payments);

(c)

Payment of tuition, related educational fees, and room and board expenses, for up to the next twelve (12) months of post-secondary education for the Employee, the Employee’s spouse, children, or dependents (as defined in Code Section 152, and, for taxable years beginning on or after January 1, 2005, without regard to Code Section 152(b)(1), (b)(2), and (d)(1)(B));

	(d)	Payments necessary to prevent the eviction of the Employee from the Employee’s principal residence or foreclosure on the mortgage on that residence;

(e)

Payments for burial or funeral expenses for the Employee’s deceased parent, spouse, children or dependents (as defined in Code Section 152, and, for taxable years beginning on or after January 1, 2005, without regard to Code Section 152(d)(l)(B)); or

(f)

Expenses for the repair of damage to the Employee’s principal residence that would qualify for the casualty deduction under Code Section 165 (determined without regard to whether the loss exceeds 10% of adjusted gross income).

4.3

Reduction of Code Section 402(g) limit following hardship distribution. If the Plan provides for hardship distributions upon satisfaction of the safe harbor standards set forth in Regulation Sections 1.401(k)-l(d)(3)(iii)(B) (deemed immediate and heavy financial need) and 1.401(k)-l(d)(3)(iv)(E) (deemed necessary to satisfy immediate need), then there shall be no reduction in the maximum amount of elective deferrals that a Participant may make pursuant to Code Section 402(g) solely because of a hardship distribution made by this Plan or any other plan of the Employer.

ARTICLE V
ACTUAL DEFERRAL PERCENTAGE (ADP) TEST

5.1

Targeted contribution limit. Qualified Nonelective Contributions (as defined in Regulation Section 1.401 (k)-6) cannot be taken into account in determining the Actual Deferral Ratio (ADR) for a Plan Year for a Non-Highly Compensated Employee (NHCE) to the extent such contributions exceed the product of that NHCE’s Code Section 414(s) compensation and the greater of five percent (5%) or two (2) times the Plan’s “representative contribution rate.” Any Qualified Nonelective Contribution taken into account under an Actual Contribution Percentage (ACP) test under Regulation Section 1.401 (m)-2(a)(6) (including the determination of the representative contribution rate for purposes of Regulation Section 1.401(m)-2(a)(6)(v)(B)), is not permitted to be taken into account for purposes of this Section (including the determination of the “representative contribution rate” under this Section). For purposes of this Section:

(a)

The Plan’s “representative contribution rate” is the lowest “applicable contribution rate” of any eligible NHCE among a group of eligible NHCEs that consists of half of all eligible NHCEs for the Plan Year (or, if greater, the lowest “applicable contribution rate” of any eligible NHCE who is in the group of all eligible NHCEs for the Plan Year and who is employed by the Employer on the last day of the Plan Year), and

(b)

The “applicable contribution rate” for an eligible NHCE is the sum of the Qualified Matching Contributions (as defined in Regulation Section 1.401(k)-6) taken into account in determining the ADR for the eligible NHCE for the Plan Year and the Qualified Nonelective Contributions made for the eligible NHCE for the Plan Year, divided by the eligible NHCE’s Code Section 414(s) compensation for the same period.

Notwithstanding the above, Qualified Nonelective Contributions that are made in connection with an Employer’s obligation to pay prevailing wages under the Davis-Bacon Act (46 Stat. 1494), Public Law 71-798, Service Contract Act of 1965 (79 Stat. 1965), Public Law 89-286, or similar legislation can be taken into account for a Plan Year for an

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NHCE to the extent such contributions do not exceed 10 percent (10%) of that NHCE’s Code Section 414(s) compensation.

Qualified Matching Contributions may only be used to calculate an ADR to the extent that such Qualified Matching Contributions are matching contributions that are not precluded from being taken into account under the ACP test for the Plan Year under the rules of Regulation Section 1.401 (m)-2(a)(5)(ii) and as set forth in Section 7.1.

5.2

Limitation on ONECs and OMACs. Qualified Nonelective Contributions and Qualified Matching Contributions cannot be taken into account to determine an ADR to the extent such contributions are taken into account for purposes of satisfying any other ADP test, any ACP test, or the requirements of Regulation Section 1.401(k)-3, 1.401(m)-3, or 1.401 (k)-4. Thus, for example, matching contributions that are made pursuant to Regulation Section 1.401 (k)-3(c) cannot be taken into account under the ADP test. Similarly, if a plan switches from the current year testing method to the prior year testing method pursuant to Regulation Section 1.401 (k)-2(c), Qualified Nonelective Contributions that are taken into account under the current year testing method for a year may not be taken into account under the prior year testing method for the next year.

5.3

ADR of HCE if multiple plans. The Actual Deferral Ratio (ADR) of any Participant who is a Highly Compensated Employee (HCE) for the Plan Year and who is eligible to have Elective Contributions (as defined in Regulation Section 1.401(k)-6) (and Qualified Nonelective Contributions and/or Qualified Matching Contributions, if treated as Elective Contributions for purposes of the ADP test) allocated to such Participant’s accounts under two (2) or more cash or deferred arrangements described in Code Section 401(k), that are maintained by the same Employer, shall be determined as if such Elective Contributions (and, if applicable, such Qualified Nonelective Contributions and/or Qualified Matching Contributions) were made under a single arrangement. If an HCE participates in two or more cash or deferred arrangements of the Employer that have different Plan Years, then all Elective Contributions made during the Plan Year being tested under all such cash or deferred arrangements shall be aggregated, without regard to the plan years of the other plans. However, for Plan Years beginning before the effective date of this Amendment, if the plans have different Plan Years, then all such cash or deferred arrangements ending with or within the same calendar year shall be treated as a single cash or deferred arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under the Regulations of Code Section 401(k).

5.4

Plans using different testing methods for the ADP and ACP test. Except as otherwise provided in this Section, the Plan may use the current year testing method or prior year testing method for the ADP test for a Plan Year without regard to whether the current year testing method or prior year testing method is used for the ACP test for that Plan Year. However, if different testing methods are used, then the Plan cannot use:

	(a)	The recharacterization method of Regulation Section 1.401 (k)-2(b)(3) to correct excess contributions for a Plan Year;

	(b)	The rules of Regulation Section 1.401 (m)-2(a)(6)(ii) to take Elective Contributions into account under the ACP test (rather than the ADP test); or

	(c)	The rules of Regulation Section 1.401(k)-2(a)(6)(v) to take Qualified Matching Contributions into account under the ADP test (rather than the ACP test).

ARTICLE VI
ADJUSTMENT TO ADP TEST

6.1

Distribution of Income attributable to Excess Contributions. Distributions of Excess Contributions must be adjusted for income (gain or loss), including an adjustment for income for the period between the end of the Plan Year and the date of the distribution (the “gap period”). The Administrator has the discretion to determine and allocate income using any of the methods set forth below:

(a)

Reasonable method of allocating income. The Administrator may use any reasonable method for computing the income allocable to Excess Contributions, provided that the method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participant’s accounts. A Plan will not fail to use a reasonable method for computing the income allocable to Excess Contributions merely because the income allocable to Excess Contributions is determined on a date that is no more than seven (7) days before the distribution.

(b)

Alternative method of allocating income. The Administrator may allocate income to Excess Contributions for the Plan Year by multiplying the income for the Plan Year allocable to the Elective Contributions and other amounts taken into account under the ADP test (including contributions made for the Plan Year), by a fraction, the numerator of which is the Excess Contributions for the Employee for the Plan Year, and the denominator of which is the sum of the:

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		(1)	Account balance attributable to Elective Contributions and other amounts taken into account under the ADP test as of the beginning of the Plan Year, and

		(2)	Any additional amount of such contributions made for the Plan Year.

(c)

Safe harbor method of allocating gap period income. The Administrator may use the safe harbor method in this paragraph to determine income on Excess Contributions for the gap period. Under this safe harbor method, income on Excess Contributions for the gap period is equal to ten percent (10%) of the income allocable to Excess Contributions for the Plan Year that would be determined under paragraph (b) above, multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of calculating the number of calendar months that have elapsed under the safe harbor method, a corrective distribution that is made on or before the fifteenth (15th) day of a month is treated as made on the last day of the preceding month and a distribution made after the fifteenth day of a month is treated as made on the last day of the month.

(d)

Alternative method for allocating Plan Year and gap period income. The Administrator may determine the income for the aggregate of the Plan Year and the gap period, by applying the alternative method provided by paragraph (b) above to this aggregate period. This is accomplished by (1) substituting the income for the Plan Year and the gap period, for the income for the Plan Year, and (2) substituting the amounts taken into account under the ADP test for the Plan Year and the gap period, for the amounts taken into account under the ADP test for the Plan Year in determining the fraction that is multiplied by that income.

6.2

Corrective contributions. If a failed ADP test is to be corrected by making an Employer contribution, then the provisions of the Plan for the corrective contributions shall be applied by limiting the contribution made on behalf of any NHCE pursuant to such provisions to an amount that does not exceed the targeted contribution limits of Section 5.1 of this Amendment, or in the case of a corrective contribution that is a Qualified Matching Contribution, the targeted contribution limit of Section 7.1 of this Amendment.

ARTICLE VII
ACTUAL CONTRIBUTION PERCENTAGE (ACP) TEST

7.1

Targeted matching contribution limit. A matching contribution with respect to an Elective Contribution for a Plan Year is not taken into account under the Actual Contribution Percentage (ACP) test for an NHCE to the extent it exceeds the greatest of:

	(a)	five percent (5%) of the NHCE’s Code Section 414(s) compensation for the Plan Year;

	(b)	the NHCE’s Elective Contributions for the Plan Year; and

	(c)	the product of two (2) times the Plan’s “representative matching rate” and the NHCE’s Elective Contributions for the Plan Year.

For purposes of this Section, the Plan’s “representative matching rate” is the lowest “matching rate” for any eligible NHCE among a group of NHCEs that consists of half of all eligible NHCEs in the Plan for the Plan Year who make Elective Contributions for the Plan Year (or, if greater, the lowest “matching rate” for all eligible NHCEs in the Plan who are employed by the Employer on the last day of the Plan Year and who make Elective Contributions for the Plan Year).

For purposes of this Section, the “matching rate” for an Employee generally is the matching contributions made for such Employee divided by the Employee’s Elective Contributions for the Plan Year. If the matching rate is not the same for all levels of Elective Contributions for an Employee, then the Employee’s “matching rate” is determined assuming that an Employee’s Elective Contributions are equal to six percent (6%) of Code Section 414(s) compensation.

If the Plan provides a match with respect to the sum of the Employee’s after-tax Employee contributions and Elective Contributions, then for purposes of this Section, that sum is substituted for the amount of the Employee’s Elective Contributions in subsections (b) & (c) above and in determining the “matching rate,” and Employees who make either after-tax Employee contributions or Elective Contributions are taken into account in determining the Plan’s “representative matching rate.” Similarly, if the Plan provides a match with respect to the Employee’s after-tax Employee contributions, but not Elective Contributions, then for purposes of this subsection, the Employee’s after-tax Employee contributions are substituted for the amount of the Employee’s Elective Contributions in subsections (b) & (c) above and in determining the “matching rate,” and Employees who make after-tax Employee contributions are taken into account in determining the Plan’s “representative matching rate.”

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7.2

Targeted ONEC limit. Qualified Nonelective Contributions (as defined in Regulation Section 1.401(k)-6) cannot be taken into account under the Actual Contribution Percentage (ACP) test for a Plan Year for an NHCE to the extent such contributions exceed the product of that NHCE’s Code Section 414(s) compensation and the greater of five percent (5%) or two (2) times the Plan’s “representative contribution rate.” Any Qualified Nonelective Contribution taken into account under an Actual Deferral Percentage (ADP) test under Regulation Section 1.401 (k)-2(a)(6) (including the determination of the “representative contribution rate” for purposes of Regulation Section 1.401(k)-2(a)(6)(iv)(B)) is not permitted to be taken into account for purposes of this Section (including the determination of the “representative contribution rate” for purposes of subsection (a) below). For purposes of this Section:

(a)

The Plan’s “representative contribution rate” is the lowest “applicable contribution rate” of any eligible NHCE among a group of eligible NHCEs that consists of half of all eligible NHCEs for the Plan Year (or, if greater, the lowest “applicable contribution rate” of any eligible NHCE who is in the group of all eligible NHCEs for the Plan Year and who is employed by the Employer on the last day of the Plan Year), and

(b)

The “applicable contribution rate” for an eligible NHCE is the sum of the matching contributions (as defined in Regulation Section 1.401(m)-l(a)(2)) taken into account in determining the ACR for the eligible NHCE for the Plan Year and the Qualified Nonelective Contributions made for that NHCE for the Plan Year, divided by that NHCE’s Code Section 414(s) compensation for the Plan Year.

Notwithstanding the above, Qualified Nonelective Contributions that are made in connection with an Employer’s obligation to pay prevailing wages under the Davis-Bacon Act (46 Stat. 1494), Public Law 71-798, Service Contract Act of 1965 (79 Stat. 1965), Public Law 89-286, or similar legislation can be taken into account for a Plan Year for an NHCE to the extent such contributions do not exceed 10 percent (10%) of that NHCE’s Code Section 414(s) compensation.

7.3

ACR of HCE if multiple plans. The Actual Contribution Ratio (ACR) for any Participant who is a Highly Compensated Employee (HCE) and who is eligible to have matching contributions or after-tax Employee contributions allocated to his or her account under two (2) or more plans described in Code Section 401(a), or arrangements described in Code Section 401(k) that are maintained by the same Employer, shall be determined as if the total of such contributions was made under each plan and arrangement. If an HCE participates in two (2) or more such plans or arrangements that have different plan years, then all matching contributions and after-tax Employee contributions made during the Plan Year being tested under all such plans and arrangements shall be aggregated, without regard to the plan years of the other plans. For plan years beginning before the effective date of this Amendment, all such plans and arrangements ending with or within the same calendar year shall be treated as a single plan or arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under the Regulations of Code Section 401 (m).

7.4

Plans using different testing methods for the ACP and ADP test. Except as otherwise provided in this Section, the Plan may use the current year testing method or prior year testing method for the ACP test for a Plan Year without regard to whether the current year testing method or prior year testing method is used for the ADP test for that Plan Year. However, if different testing methods are used, then the Plan cannot use:

	(a)	The recharacterization method of Regulation Section 1.401(k)-2(b)(3) to correct excess contributions for a Plan Year;

	(b)	The rules of Regulation Section 1.401(m)-2(a)(6)(ii) to take Elective Contributions into account under the ACP test (rather than the ADP test); or

	(c)	The rules of Regulation Section 1.401(k)-2(a)(6) to take Qualified Matching Contributions into account under the ADP test (rather than the ACP test).

ARTICLE VIII
ADJUSTMENT TO ACP TEST

8.1

Distribution of Income attributable to Excess Aggregate Contributions. Distributions of Excess Aggregate Contributions must be adjusted for income (gain or loss), including an adjustment for income for the period between the end of the Plan Year and the date of the distribution (the “gap period”). For the purpose of this Section, “income” shall be determined and allocated in accordance with the provisions of Section 6.1 of this Amendment, except that such Section shall be applied by substituting “Excess Contributions” with “Excess Aggregate Contributions” and by substituting amounts taken into account under the ACP test for amounts taken into account under the ADP test.

8.2

Corrective contributions. If a failed ACP test is to be corrected by making an Employer contribution, then the provisions of the Plan for the corrective contributions shall be applied by limiting the contribution made on behalf of any NHCE pursuant to such provisions to an amount that does not exceed the targeted contribution limits of Sections 7.1 and 7.2 of this Amendment.

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ARTICLE IX
SAFE HARBOR PLAN PROVISIONS

9.1

Applicability. The provisions of this Article IX apply if the Plan uses the alternative method of satisfying the Actual Deferral Percentage (ADP) test set forth in Code Section 401(k)(12) (ADP Test Safe Harbor) and/or the Actual Contribution Percentage (ACP) test set forth in Code Section 401(m)(11) (ACP Test Safe Harbor).

9.2

Elimination of conditions on matching contributions. Unless otherwise provided in Section 2.2 of this Amendment, the provisions of subsection (a) below shall apply. However, if the Employer so elects in Section 2.2 of this Amendment, then the provisions of subsection (b) or (c) below shall apply.

(a)

Default provision. If, prior to the date this Amendment has been executed, an ADP Test Safe Harbor notice has been given for a Plan Year for which this Amendment is effective (see Amendment Section 1.1) and such notice provides that there are no allocation conditions imposed on any matching contributions under the Plan, then (1) the Plan will be an ACP Test Safe Harbor plan, provided the ACP Test Safe Harbor requirements are met and (2) the Plan will not impose any allocation conditions on matching contributions. However, if, prior to the date this Amendment has been executed, an ADP Test Safe Harbor notice has been given for a Plan Year for which this Amendment is effective and such notice provides that there are allocation conditions imposed on any matching contributions under the Plan, then the provisions of this Amendment do not modify any such allocation conditions or provisions for that Plan Year and the Plan must satisfy the ACP Test for such Plan Year using the current year testing method. With respect to any Plan Year beginning after the date this Amendment has been executed, if the Plan uses the ADP Test Safe Harbor and provides for matching contributions, then (1) the Plan will be an ACP Test Safe Harbor plan, provided the ACP Test Safe Harbor requirements are met and (2) the Plan will not impose any allocation conditions on matching contributions.

(b)

Retention of allocation conditions. If the Employer so elects in Section 2.2 of this Amendment, then the Plan will retain any allocation conditions contained in the Plan with regard to matching contributions for any Plan Year for which this Amendment is effective. In that case, the Plan must satisfy the ACP Test for each such Plan Year.

(c)

Elimination of allocation conditions. If the Employer so elects in Section 2.2 of this Amendment, then (1) the Plan will be an ACP Test Safe Harbor plan, provided the ACP Test Safe Harbor requirements are met, and (2) the Plan will not impose any allocation conditions on matching contributions.

9.3

Matching Catch-up contributions. If the Plan provides for ADP Test Safe Harbor matching contributions or ACP Test Safe Harbor matching contributions, then catch-up contributions (as defined in Code Section 414(v)) will be taken into account in applying such matching contributions under the Plan.

9.4

Plan Year requirement. Except as provided in Regulation Sections 1.401(k)-3(e) and 1.401(k)-3(f), and below, the Plan will fail to satisfy the requirements of Code Section 401(k)(12) and this Section for a Plan Year unless such provisions remain in effect for an entire twelve (12) month Plan Year.

9.5

Change of Plan Year. If a Plan has a short Plan Year as a result of changing its Plan Year, then the Plan will not fail to satisfy the requirements of Section 9.4 of this Amendment merely because the Plan Year has less than twelve (12) months, provided that:

	(a)	The Plan satisfied the ADP Test Safe Harbor and/or ACP Test Safe Harbor requirements for the immediately preceding Plan Year; and

(b)

The Plan satisfies the ADP Test Safe Harbor and/or ACP Test Safe Harbor requirements (determined without regard to Regulation Section 1.401(k)-3(g)) for the immediately following Plan Year (or for the immediately following twelve (12) months if the immediately following Plan Year is less than twelve (12) months).

9.6

Timing of matching contributions. If the ADP Test Safe Harbor contribution being made to the Plan is a matching contribution (or any ACP Test Safe Harbor matching contribution) that is made separately with respect to each payroll period (or with respect to all payroll periods ending with or within each month or quarter of a Plan Year) taken into account under the Plan for the Plan Year, then safe harbor matching contributions with respect to any elective deferrals and/or after-tax employee contributions made during a Plan Year quarter must be contributed to the Plan by the last day of the immediately following Plan Year quarter.

9.7

Exiting safe harbor matching. The Employer may amend the Plan during a Plan Year to reduce or eliminate prospectively any or all matching contributions under the Plan (including any ADP Test Safe Harbor matching contributions) provided: (a) the Plan Administrator provides a supplemental notice to the Participants which explains the consequences of the amendment, specifies the amendment’s effective date, and informs Participants that they will have a reasonable opportunity to modify their cash or deferred elections and, if applicable, after-tax Employee

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contribution elections; (b) Participants have a reasonable opportunity (including a reasonable period after receipt of the supplemental notice) prior to the effective date of the amendment to modify their cash or deferred elections and, if applicable, after-tax Employee contribution elections; and (c) the amendment is not effective earlier than the later of: (i) thirty (30) days after the Plan Administrator gives supplemental notice; or (ii) the date the Employer adopts the amendment. An Employer which amends its Plan to eliminate or reduce any matching contribution under this Section, effective during the Plan Year, must continue to apply all of the ADP Test Safe Harbor and/or ACP Test Safe Harbor requirements of the Plan until the amendment becomes effective and also must apply for the entire Plan Year, using current year testing, the ADP test and the ACP test.

9.8	Plan termination. An Employer may terminate the Plan during a Plan Year in accordance with Plan termination provisions of the Plan and this Section.

(a)

Acquisition/disposition or substantial business hardship. If the Employer terminates the Plan resulting in a short Plan Year, and the termination is on account of an acquisition or disposition transaction described in Code Section 410(b)(6)(C), or if the termination is on account of the Employer’s substantial business hardship within the meaning of Code Section 412(d), then the Plan remains an ADP Test Safe Harbor and/or ACP Test Safe Harbor Plan provided that the Employer satisfies the ADP Test Safe Harbor and/or ACP Test Safe Harbor provisions through the effective date of the Plan termination.

(b)

Other termination. If the Employer terminates the Plan for any reason other than as described in Section 9.8(a) above, and the termination results in a short Plan Year, the Employer must conduct the termination under the provisions of Section 9.7 above, except that the Employer need not provide Participants with the right to change their cash or deferred elections.

Except with respect to any election made by the employer in Article II, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on:

[Sponsor’s signature and Adoption Date are on file with Sponsor]

NOTE: The Employer only needs to execute this Amendment if an election has been made in Article II of this Amendment.

This amendment has been executed this 13 day of May 2008.

Name of Plan:	Bluegreen Corporation Retirement Savings Plan

Name of Employer:	Bluegreen Corporation

By:

EMPLOYER

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